                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               ENERGEN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------

     (5) Total fee paid:


         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:


         -----------------------------------------------------------------------

     (3) Filing Party:


         -----------------------------------------------------------------------

     (4) Date Filed:


         -----------------------------------------------------------------------


(ENERGEN LOGO)                                  ENERGEN CORPORATION
                                                -----------------------------------------------------

                                                605 Richard Arrington Jr. Blvd. North
                                                Birmingham, Alabama 35203-2707
                                                (205) 326-2700

                                                      December 27, 2001

         To Our Shareholders:

               It is our pleasure to extend to you a cordial invitation to attend the Annual Meeting of Shareholders of Energen
         Corporation. The Annual Meeting will be held at the principal office of the Company in Birmingham, Alabama on Wednesday, January 30, 2002, at 9:30 A.M., Central Standard Time.

               Details of the matters to be presented at this meeting are given in the Notice of the Annual Meeting and in the Proxy Statement that follow.

               We hope that you will be able to attend this meeting so that we may have the opportunity of meeting with you and discussing the affairs of the Company. However, if you cannot attend, we would appreciate your signing and returning the enclosed Proxy as soon as convenient so that your stock may be voted.

               We have enclosed a copy of the Company's Annual Report on Form 10-K for the year ended September 30, 2001.

                                    Yours very truly,

                                    (/s/ Wm. Michael Warren, Jr.)
                                    Chairman of the Board

                              ENERGEN CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD JANUARY 30, 2002

To the Shareholders of
  ENERGEN CORPORATION

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Energen Corporation will be held at the principal office of the Company, 605 Richard Arrington, Jr. Blvd. North, Birmingham, Alabama, on Wednesday, January 30, 2002, at 9:30 A.M., Central Standard Time, for the following purposes:

     1. To elect three directors to serve for a three-year term expiring in 2005;

     2. To approve an amendment to the Company's 1997 Stock Incentive Plan to
        (i) increase the number of shares reserved for issuance thereunder, and
        (ii) amend the limitation on awards to any one participant, and to qualify such plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended;

     3. To approve the Company's Annual Incentive Compensation Plan; and

     4. To transact such other business as may properly come before the Annual Meeting.

     Shareholders of record at the close of business on December 7, 2001 are entitled to notice of and to vote upon all matters at the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the meeting or any adjournments thereof, and any business for which notice of the Annual Meeting is hereby given may be transacted at any such adjournment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          DUDLEY C. REYNOLDS
                                          Secretary

Birmingham, Alabama
December 27, 2001

                             YOUR VOTE IS IMPORTANT

                    YOU ARE URGED TO DATE, SIGN AND PROMPTLY
                  RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             OF ENERGEN CORPORATION

                                JANUARY 30, 2002

                               ------------------

     This Proxy Statement is being furnished by the Board of Directors of Energen Corporation, an Alabama corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of the Company to be held at the principal office of the Company, 605 Richard Arrington, Jr. Blvd. North, Birmingham, Alabama, on Wednesday, January 30, 2002, at 9:30 A.M., Central Standard Time, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders of the Company. It is contemplated that the Proxy Statement and accompanying form of proxy will initially be mailed to shareholders of the Company on or around December 27, 2001.

     All properly completed proxies received by the Board of Directors of the Company will be voted in accordance with the instructions appearing on such proxies. In the absence of contrary instructions, the proxies received by the Board of Directors will be voted FOR the election of all nominees for director of the Company, FOR approval of the amendments to the Company's 1997 Stock Incentive Plan, and FOR approval of the Company's Annual Incentive Compensation Plan. A shareholder who has given a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

PURPOSES OF THE ANNUAL MEETING

     At the Annual Meeting the shareholders of the Company will consider and take action on the following matters and on such other matters as may properly come before the meeting:

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     Directors of the Company are elected on a staggered basis for three-year terms, with approximately one-third of the directors having terms expiring each year. Three directors are to be elected to serve for a term of three years expiring at the Annual Meeting of Shareholders to be held in 2005. The names of the nominees for director, as well as the names of those directors continuing in office, are set forth in this Proxy Statement.

                       NOMINEES FOR ELECTION AS DIRECTORS
                     FOR THREE-YEAR TERMS EXPIRING IN 2005

 NAME AND YEAR FIRST BECAME DIRECTOR            PRINCIPAL OCCUPATION AND OTHER INFORMATION
 -----------------------------------            ------------------------------------------
J. MASON DAVIS, JR. .................  Mr. Davis, 66, is a partner with the Birmingham, Alabama law
  Director since 1992                    firm of Sirote & Permutt, P.C. He joined that firm in 1984.
                                         Mr. Davis also served as an Adjunct Professor of Law at
                                         the University of Alabama School of Law in Tuscaloosa,
                                         Alabama from 1972 to 1997. He is also Chairman of the
                                         Board of Directors of Protective Industrial Insurance
                                         Company of Alabama, Inc., based in Birmingham, Alabama.
JAMES S.M. FRENCH....................  Mr. French, 61, is Chairman of Dunn Investment Company, the
  Director since 1979                    parent of a group of companies in the construction industry and also an investor in equity and income securities in
                                         selected industries. Dunn was founded in 1878 and is
                                         headquartered in Birmingham. He joined the firm in 1968
                                         and became its President in 1974. He is also a director of
                                         Regions Financial Corporation; Hilb, Rogal and Hamilton
                                         Company, a network of insurance agencies; Protective Life
                                         Corporation; and the subsidiaries of Dunn Investment
                                         Company.
WALLACE L. LUTHY.....................  Mr. Luthy, 68, retired in December 1995 as President and
  Director since 1995                    General Manager of Mobil Natural Gas Inc., headquartered in
                                         Houston, Texas. Mobil Natural Gas was a subsidiary of
                                         Mobil Corporation and processed and marketed natural gas
                                         in the United States and Canada. Upon his retirement, Mr.
                                         Luthy had completed 40 years of service with Mobil.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2003

 NAME AND YEAR FIRST BECAME DIRECTOR            PRINCIPAL OCCUPATION AND OTHER INFORMATION
 -----------------------------------            ------------------------------------------
REX J. LYSINGER......................  Mr. Lysinger, 64, retired as Chairman of the Board effective
  Director since 1979                    January 1, 1998. He had held that position since 1982. He is also a director of SouthTrust Corporation, Resource
                                         Management Service, Inc., a private timberland investment
                                         and management company, and a member of the Board of
                                         Trustees of Samford University in Birmingham, Alabama.
DR. JUDY M. MERRITT..................  Dr. Merritt, 58, is President of Jefferson State Community
  Director since 1993                    College located in Birmingham, Alabama. Dr. Merritt was
                                         named President in 1979 and, with the exception of a
                                         four-year assignment at Florida International University
                                         in Miami, Florida from 1975 to 1979, has been associated
                                         with Jefferson State and its predecessor since 1965. She
                                         is also a member of the Board of Directors of SouthTrust
                                         Corporation.

 NAME AND YEAR FIRST BECAME DIRECTOR            PRINCIPAL OCCUPATION AND OTHER INFORMATION
 -----------------------------------            ------------------------------------------
DRAYTON NABERS, JR...................  Mr. Nabers, 61, is Chairman of the Board, Chief Executive
  Director since 1984                    Officer and a director of Protective Life Corporation and
                                         Chairman of the Board and a director of Protective Life
                                         Insurance Company. He joined Protective Life Insurance
                                         Company in 1979 as Senior Vice President, Operations, and
                                         General Counsel and served in that capacity until his
                                         election as President of Empire General Life Insurance
                                         Company in 1980 and his election as President and Chief
                                         Operating Officer of Protective Life in August, 1982. He
                                         became Chief Executive Officer of Protective Life in 1992
                                         and Chairman of the Board in 1994. Mr. Nabers is also a
                                         member of the Board of Directors of Alabama National
                                         Bancorporation.
STEPHEN A. SNIDER....................  Mr. Snider, 54, is President and Chief Executive Officer of
  Director since 2000                    Universal Compression Holdings, Inc., a gas compressor
                                         rental business headquartered in Houston, Texas. Mr.
                                         Snider joined Tidewater Compression in 1975 as General
                                         Manager of air compressor operations. In 1979, Mr. Snider
                                         established Tidewater Compression's operations in the
                                         northeastern United States. In 1981, he assumed
                                         responsibility for the western United States operations of
                                         Tidewater Compression. Mr. Snider left Tidewater in 1983
                                         to own and operate businesses unrelated to the energy
                                         industry. Mr. Snider returned to Tidewater Compression in
                                         1991 as Senior Vice President of Compression. Tidewater
                                         was sold in 1998 and the name of the company was changed
                                         to Universal Compression Holdings, Inc. Mr. Snider was
                                         named to his current position in 1994.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2004

 NAME AND YEAR FIRST BECAME DIRECTOR            PRINCIPAL OCCUPATION AND OTHER INFORMATION
 -----------------------------------            ------------------------------------------
DR. STEPHEN D. BAN...................  Dr. Ban, 61, is the past President and Chief Operating Officer
 Director since 1992                     of Gas Research Institute (GRI), a nonprofit cooperative
                                         research organization of the natural gas industry,
                                         headquartered in Chicago. He joined GRI in 1981, was first elected President in 1987, and served as CEO until 2000. In that position he had overall responsibility for GRI's
                                         multifaceted research and development program in pursuit of new approaches to natural gas supply, transmission, and
                                         end-use technologies. Dr. Ban is also a director of UGI
                                         Corporation, a Pennsylvania gas and electric utility and
                                         national marketer of liquid propane. Dr. Ban has also
                                         served on the Boards of the United States Energy
                                         Association and the New England Gas Association. Dr. Ban is
                                         currently working as an independent consultant on energy
                                         technology and organization development.



JULIAN W. BANTON.....................  Mr. Banton, 61, is Chairman of the Board, President and Chief
  Director since 1997                    Executive Officer of SouthTrust Bank, headquartered in Birmingham,
                                         Alabama. He joined SouthTrust in 1982, was named President in 1985 and in 1988 was named to his current position. Prior to joining
                                         SouthTrust, Mr. Banton was in charge of Corporate and International
                                         Banking for Signet Bank in Richmond, Virginia. He is also a director of SouthTrust Corporation; Brookwood Hospital; Consumer Bankers
                                         Association; the Metropolitan Development Board (Birmingham,
                                         Alabama); Birmingham Area Chamber of Commerce; Inroads Development
                                         Program; and the Birmingham Convention and Visitors Bureau. Mr.
                                         Banton is also a past director of the Birmingham Branch of the
                                         Federal Reserve Bank of Atlanta.
T. MICHAEL GOODRICH..................  Mr. Goodrich, 56, is President and Chief Executive Officer of BE&K,
  Director since 2000                    Inc., a privately owned engineering and construction firm
                                         headquartered in Birmingham, Alabama. He joined BE&K in 1972 as
                                         Assistant Secretary and General Counsel, was named President in 1989 and was named to his current position in 1995. He is also a director of First Commercial Bank and several subsidiary companies of BE&K,
                                         Inc.
WM. MICHAEL WARREN, JR. .............  Mr. Warren, 54, is Chairman of the Board, President and Chief
  Director since 1986                    Executive Officer of the Company and is a director of the Company and each of its subsidiaries. He joined Alabama Gas Corporation in
                                         1983 and was elected President in 1984. He was elected President and
                                         Chief Operating Officer of the Company in February, 1991, was
                                         elected President and Chief Executive Officer of Alabama Gas
                                         Corporation and Energen Resources Corporation in September, 1995,
                                         was elected Chief Executive Officer of the Company in February,
                                         1997, and was elected Chairman of the Board in January, 1998. He is a director of Associated Electric & Gas Insurance Services Limited,
                                         a mutual insurance company serving the United States public utility industry, and a director of Protective Life Corporation. He is also a city director of AmSouth Bank of Alabama and a member of the Board of Trustees of Birmingham-Southern College. Mr. Warren will serve as chairman of the American Gas Association, the national trade association for gas utilities, in 2002.

     Each of the directors of the Company also serves as a director of Alabama Gas Corporation and Energen Resources Corporation, the Company's principal subsidiaries.

REQUIRED VOTE

     The three nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them shall be elected as directors.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

  Audit Committee

     The Board of Directors of the Company has established a standing Audit Committee currently composed of five directors who are not officers of the Company and are independent as defined by the listing standards of the New York Stock Exchange. The members of the Audit Committee are: J. Mason Davis, Jr. (Chair), Julian W. Banton, James S. M. French, T. Michael Goodrich and Stephen A. Snider. During the 2001 fiscal year the Audit Committee held four meetings.

                          2001 AUDIT COMMITTEE REPORT

     In compliance with the requirements of the New York Stock Exchange (NYSE), the Audit Committee of Energen Corporation has adopted a formal written charter approved by the Board of Directors and performed an annual review and reassessment of the adequacy of the Audit Committee charter. In connection with the performance of its responsibility under its charter, the Audit Committee has:

     - Reviewed and discussed the audited financial statements of the Company with management;

     - Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (required communication by external auditors with audit committees);

     - Received from the independent auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the auditors' independence; and

     - Recommended, based on the review and discussion noted above, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

     The Audit Committee has also considered whether the independent public accountants' provision of non-audit services to the Company is compatible with maintaining their independence.

                                          AUDIT COMMITTEE
                                          J. Mason Davis, Jr., Chair
                                          Julian W. Banton
                                          James S. M. French
                                          T. Michael Goodrich
                                          Stephen A. Snider

  Officers Review Committee

     The Board of Directors of the Company has established an Officers Review Committee (the "ORC") currently composed of four directors who are not officers of the Company. The members of the ORC are: Drayton Nabers, Jr. (Chair), Stephen
D. Ban, Julian W. Banton and Wallace L. Luthy. The duties of the ORC are to study and make recommendations to the Board of Directors with regard to executive succession and compensation paid to officers of the Company and its subsidiaries. The ORC also administers the Company's existing Annual Incentive Compensation Plan, 1992 Long-Range Performance Share Plan, 1988 Stock Option Plan, 1997 Deferred Compensation Plan and 1997 Stock Incentive Plan. If approved, the ORC will administer the Company's new Annual Incentive Compensation Plan. During the 2001 fiscal year, the ORC held two meetings.

  Finance Committee

     The Board of Directors of the Company has established a Finance Committee currently composed of seven directors who are not officers of the Company. The members of the Finance Committee are: Wallace L. Luthy (Chair), Stephen D. Ban, Julian W. Banton, James S. M. French, T. Michael Goodrich, Rex J. Lysinger and Judy M. Merritt. The duties of the Finance Committee are to review financial policy, capital structure, significant oil and gas property acquisitions and exploration programs and the issuance of securities necessary to finance the activities of the Company. During the 2001 fiscal year, the Finance Committee held one meeting.

  Governance and Nominations Committee

     The Board of Directors of the Company has established a Governance and Nominations Committee currently composed of four directors who are not officers of the Company. The members of the Governance and Nominations Committee are:
Judy M. Merritt (Chair), J. Mason Davis, Jr., Rex J. Lysinger and Drayton Nabers, Jr. The duties of the Governance and Nominations Committee are to review and advise the Board of Directors on general governance and structure issues and to review and recommend to the Board the term and tenure of Directors, consider future Board members and recommend nominations to the Board. No formal procedures whereby individual shareholders can submit recommendations of persons to be considered for nomination as a director of the Company have been instituted. However, the Governance and Nominations Committee would consider any such recommendations made to it in writing on a timely basis. During the 2001 fiscal year, the Governance and Nominations Committee held one meeting.

     During the 2001 fiscal year the Board of Directors of the Company met six times. All directors of the Company attended at least 75% of the meetings of the Board of Directors and the committees of the Board of which they are members.

DIRECTORS' COMPENSATION

     During the 2001 fiscal year, directors who are not officers were paid a monthly retainer of $1,250. In addition, non-officer directors of the Company and of its subsidiaries were paid a fee of $1,250 for each board meeting attended. Non-officer directors were paid a fee of $1,000 per committee meeting attended.

     The Energen Corporation 1992 Directors Stock Plan provides for an annual grant and issuance of six hundred shares of Common Stock, following the last day of each fiscal year so long as the plan remains in effect, to each non-employee director who is serving as such on the last day of the Company's fiscal year and who has served as such for at least six months. The size of this annual grant is subject to adjustment in the event of a stock dividend, stock split or similar transaction. The plan also allows each non-employee director to elect to have any part or all of the fees payable for services as a director of the Company and its subsidiaries paid in shares of Common Stock.

     The Directors Stock Plan is administered by the Company's Board of Directors, whose members are normally elected to three-year terms by the shareholders. Although the plan has no fixed duration, the Board of Directors or the shareholders of the Company may terminate the plan. The Board of Directors of the Company may also amend the plan from time to time. However, shareholder approval is required for any amendment that materially increases the benefits accruing to participants in the plan, materially increases the number of shares of Common Stock which may be issued under the plan or materially modifies eligibility requirements.

     Under the Company's 1997 Deferred Compensation Plan, members of the Board of Directors may elect to defer part or all of their director fees and annual and/or elective grants under the Directors Stock Plan. The 1997 Deferred Compensation Plan is discussed below in greater detail under the caption "2001 Compensation Committee Report -- 1997 Deferred Compensation Plan."

                                 PROPOSAL NO. 2

         APPROVAL OF AMENDMENTS TO ENERGEN'S 1997 STOCK INCENTIVE PLAN

     In January 1998, the Company's shareholders approved the Company's 1997 Stock Incentive Plan (the "Stock Plan"). Since the adoption of the Stock Plan, the Board of Directors has amended the Stock Plan in certain respects, none of which have increased the number of authorized shares or required shareholder approval. As amended, the Stock Plan provides for the granting to officers and employees of the Company and its subsidiaries of performance shares, stock options and restricted stock. Directors of the Company who are not officers are not eligible to participate in the Stock Plan. A total of 1,300,000 shares (the original 650,000 shares as adjusted for the 1998 stock split) of Common Stock of the Company ("Common Stock") has been reserved for issuance by the shareholders under the Stock Plan. As of December 7, 2001, 291,013 shares had been issued and 597,446 shares were unissued but allocable to unexercised or unvested grants of performance shares and stock options, leaving a total of 411,541 shares available for future grant under the Stock Plan.

PROPOSAL

     In October, 2001, the Board of Directors adopted, subject to shareholder approval, an amendment to the Stock Plan to add 1,500,000 shares to the number of shares authorized for issuance under the Stock Plan. When added to the remaining shares available for issuance under the Stock Plan, this increase will result in a total of 1,911,541 shares being available for future grants under the Stock Plan.

     The Board of Directors also adopted, subject to shareholder approval, an amendment to the limitation on the size of grants to any one individual under the Stock Plan. The Stock Plan currently provides that the number of shares represented by all performance shares and stock options granted to any one participant under the Stock Plan may not exceed 300,000. As proposed, the limitation would be amended to provide that the number of shares represented by all awards, including stock options, performance shares and restricted stock, to any one participant during any one fiscal year may not exceed 200,000.

     In addition, the Company is required to periodically resubmit the Stock Plan for shareholder approval so that the Stock Plan may continue to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which provides the Company with an exception from the $1 million limitation on its federal income tax deduction for certain compensation paid under the Stock Plan (as described in more detail below) otherwise imposed by Section 162(m). A vote to approve the amendments to the Stock Plan will also constitute approval of the performance conditions and material terms of the Stock Plan for purposes of Section 162(m) of the Code.

     The Board of Directors believes that the approval of the amendments to the Stock Plan is in the best interests of the Company and its shareholders, as the availability of an adequate number of shares for issuance under the Stock Plan and the ability to grant stock incentives is an important factor in attracting, motivating and retaining qualified personnel essential to the success of the Company.

SUMMARY OF THE 1997 STOCK INCENTIVE PLAN

     The following summary of the Stock Plan does not contain all of the terms and conditions of the Stock Plan and is qualified in its entirety by the specific language of the Stock Plan, which was filed with the Securities and Exchange Commission as an appendix to this proxy statement and may be obtained through the Internet from the "Edgar Database of Corporate Information" on the Securities and Exchange Commission's website (http://www.sec.gov). Interested shareholders may also obtain a copy of the Stock Plan via mail or e-mail by contacting the Company's Investor Relations department at 800-654-3206.

GENERAL

     PURPOSES. The purpose of the Stock Plan is to provide a means whereby the Company may, through the use of stock and stock related compensation, attract and retain persons of ability as employees and motivate such employees to exert their best efforts on behalf of the Company and its subsidiaries.

     ADMINISTRATION. The Stock Plan is administered by a committee which shall be either the ORC or another committee consisting of not less than two members of the Board of Directors designated by the Board of Directors (the "Plan Committee"). The Stock Plan is presently administered by the ORC. Members of the committee administering the Stock Plan are not eligible to participate in the Stock Plan while serving on such committee. Subject to the provisions of the Stock Plan, the Plan Committee has the exclusive power to (i) determine the employees who are to be participants in the Stock Plan, (ii) determine the award to be made to each participant, (iii) determine the conditions under which such awards will become payable, (iv) under certain circumstances, modify, amend or extend outstanding awards and (v) establish the objectives and conditions for earning awards and determining whether awards will be paid after the end of a performance period. The Plan Committee also has full power to administer and interpret the terms of the Stock Plan.

     AMENDMENT AND DISCONTINUANCE. The Board of Directors may from time to time suspend or discontinue the Stock Plan or revise or amend it without further shareholder approval. New York Stock Exchange rules require shareholder approval to increase the number of shares which may be issued under the Stock Plan, but if such rules were to be amended so as not to require such approval, the Board of Directors would be able to increase the number of shares issuable under the Stock Plan (or adopt a new plan similar to the Stock Plan) without further shareholder action. See also the discussion below under the caption "Section 162(m) of the Code." However, no amendment or suspension of the Stock Plan shall alter or impair any award previously granted a participant under the Stock Plan without the written consent of such participant.

TYPE OF AWARDS

     PERFORMANCE SHARES. A performance share is the value equivalent of one share of the Company's Common Stock. The Plan Committee may grant performance share awards which become payable at the end of an award period upon attainment of one or more performance goals determined by the Plan Committee. Except as otherwise determined by the Plan Committee at the time of grant, an award period consists of four full fiscal years of the Company. The Plan Committee may establish performance goals using one or more of the following criteria: (i) return on shareholder's equity; (ii) return on assets; (iii) net income; (iv) earnings per common share; (v) total shareholder return; (vi) oil and/or gas reserve additions; (vii) utility customer number, volume and/or revenue growth; and (viii) such other criteria as the Plan Committee may establish in writing and which meet the requirements of the performance-based exception to Section 162(m) of the Code. Performance share awards do not entitle participants to receive dividends or dividend equivalents on performance shares or to exercise voting or other shareholder rights.

     According to the performance condition guidelines that have been adopted by the Plan Committee and are currently in effect under the plan, payment of a performance share award will be based on the Company's percentile ranking with respect to total shareholder return among a comparison group of companies as measured for the applicable award period. Subject to the discretion of the Plan Committee to adjust for extenuating circumstances, the payout percentage will be 133% if the Company ranks at or above the 90th percentile and above, 100% at the 75th percentile, 66% at the 50th percentile and 0% below the 50th percentile with interpolation between the percentile levels.

     The Plan Committee may, in its discretion, pay a performance share award in cash or a combination of cash and shares of Common Stock. The portion of a performance share award payable in cash shall be valued for payment in most instances based on the fair market value of the Company's Common Stock. The measurement value shall be the average of the daily closing prices for a share of Common Stock on the New York Stock Exchange for the 20 trading days ending on the fifth business day prior to the date of payment for performance shares for an award period. Payment for performance share awards shall be made as promptly as possible following determination by the Plan Committee that payment has been earned and a date fixed to permit calculation of the measurement value of the performance share award.

     If a participant's employment by the Company or a subsidiary terminates prior to the close of an award period, then any unpaid portion of such participant's performance share award shall be terminated unless the termination is a "Qualified Termination." In the event of a Qualified Termination, the participant shall remain entitled to payment for any outstanding performance share awards at the end of the award period; provided, however, if the Qualified Termination is due to the retirement of a participant during the first twelve months of an award period, the participant's award shall be reduced in accordance with the terms of the Stock Plan. A "Qualified Termination" is defined as one of the following events: (i) involuntary termination of employment by the Company or a subsidiary, other than for Cause (as defined in the Stock Plan); (ii) an express written agreement that the termination constitutes a Qualified Termination for purposes of the Stock Plan; (iii) the death or disability of the participant; (iv) retirement under the Company's Retirement Income Plan; (v) voluntary termination by the participant due to the reduction of the participant's monthly base pay or the termination or materially adverse modification of the Company's Annual Incentive Compensation Plan without substitution of a new plan with comparable incentive compensation opportunities; or (vi) voluntary termination by the participant during a period commencing with the earliest date that a Change in Control (as defined below) occurs and ending on the last day of the thirty-sixth calendar month following the calendar month during which such Change in Control occurs.

     STOCK OPTIONS. The Stock Plan provides for the granting of both incentive stock options within the meaning of Section 422 of the Code and non-qualified stock options. The Plan Committee will (a) determine and designate from time to time those employees to whom options are to be granted; (b) determine the number of shares subject to each option; (c) authorize the granting of incentive stock options, non-qualified stock options, or a combination thereof; and (d) determine the time or times when and the manner in which each option shall contain stock appreciation rights and/or dividend equivalents.

     The purchase price of the shares as to which an option shall be exercised shall be paid to the Company at the time of exercise either: (i) in cash, (ii) in stock already owned by the optionee having a total fair market value equal to the purchase price, (iii) through an election to have the Company withhold from stock to be delivered to the optionee on the exercise of the option shares of stock having a fair market value equal to the purchase price or (iv) a combination of such forms of consideration having a total fair market value equal to the purchase price. The use of the consideration described in clauses
(ii), (iii) and (iv) of the preceding sentence is subject to approval by the Plan Committee. In addition, the Plan Committee in its discretion may accept such other consideration or combination of other consideration as the Plan Committee shall deem to be appropriate and to have a total fair market value equal to the purchase price.

     If an optionee's employment by the Company or a subsidiary shall terminate for Cause (as defined in the Stock Plan), then all options held by the optionee shall immediately terminate and cease to be exercisable. If an optionee's employment shall terminate due to the optionee's (i) death, (ii) disability or
(iii) retirement in accordance with the terms of the Company's tax-qualified retirement plans, then all options held by the optionee become fully vested and may be exercised on or prior to the applicable expiration dates. If an optionee's employment by the Company or a subsidiary shall terminate for any reason other than those set forth in the two preceding sentences, then all unexercised options under the Stock Plan held by the optionee (vested or unvested) shall terminate ninety days following the date of termination of employment, provided the Plan Committee shall have the authority to extend such termination date. The Plan Committee shall have full authority to accelerate the vesting schedule of all or any part of any option issued under the Stock Plan and held by an employee who has terminated or plans to terminate his or her employment, such that a terminated employee or his or her heirs or personal representatives may exercise (at such time or times on or prior to the applicable expiration dates as may be specified by the Plan Committee) any part or all of any unvested option under the Stock Plan held by such employee at the date of his or her termination of employment.

     An option may include stock appreciation rights. To the extent that an option includes stock appreciation rights, the optionee may elect to cancel the option and receive cash in an amount equal to the excess, if any, of the fair market value at the time of cancellation of the shares subject to the option over the aggregate exercise price for such shares, or, if mutually agreed by the Plan Committee and the optionee, either (i) the issuance or transfer to the optionee of shares of stock with a fair market value equal to any such excess or
(ii) a combination of cash and shares of stock with a combined value equal to any such excess. An option may also include dividend equivalents. To the extent an option includes dividend equivalents, upon (i) exercise of a non-qualified stock option, (ii) cancellation of such option in exchange for stock appreciation rights or (iii) the normal expiration of such option, the optionee shall be paid an additional amount equal to the aggregate amount of cash dividends which would have been paid on the shares of stock purchased upon such exercise or with respect to which such cancellation or expiration occurs, if such shares had been issued and outstanding during the period commencing with the option grant date and ending on the date of option exercise, cancellation, or expiration, plus an amount equal to the interest that such dividends would have earned from the respective dividend payment dates if deposited in an interest-bearing account. Such additional amount will be paid in cash, or if mutually agreed by the Plan Committee and the optionee, (i) by the issuance of stock having a fair market value equal to any such excess or (ii) in a combination of cash and shares of stock having a combined fair market value equal to any such excess.

     With respect to the grant of incentive stock options, the Stock Plan contains certain additional provisions and restrictions consistent with those of the Code.

     RESTRICTED STOCK. In addition to providing for performance shares and stock options, the Stock Plan provides for the grant of restricted stock. No shares of restricted stock may be sold or pledged until the restrictions on such shares have lapsed or have been removed. The Plan Committee shall establish as to each award of restricted stock the terms and conditions upon which the restrictions shall lapse, which terms and conditions may include a required period of service or individual or corporate performance conditions. The Plan Committee may select from the following performance measures in order to qualify grants of restricted stock as "qualified performance-based compensation" under
Section 162(m) of the Code (as discussed below): (i) return on shareholder's equity; (ii) return on assets; (iii) net income; (iv) earnings per common share;
(v) total shareholder return; (vi) oil and/or gas reserve additions; (vii) utility customer number, volume and/or revenue growth; and (viii) such other criteria as may be established by the Plan Committee in writing and which meet the requirements for "qualified performance-based compensation" under Section 162(m). In its sole discretion, the Plan Committee may accelerate the time at which any or all restrictions on an award of restricted stock shall lapse, or the Plan Committee may remove any and all such restrictions; however, the Plan Committee may not accelerate the lapse or remove restrictions that require the attainment of a performance measure, except as may be permitted by the exception for "qualified performance-based compensation" under Section 162(m) of the Code described below.

     If a participant's employment shall terminate due to the participant's (i) death, (ii) disability or (iii) retirement in accordance with the terms of the Company's tax-qualified retirement plans, then all restrictions on the participant's outstanding restricted stock shall immediately lapse. If a participant's employment by the Company or a subsidiary shall terminate for any reason other than those set forth in the preceding sentence, then all shares of Company Common Stock held by the participant which remain subject to restrictions shall be forfeited and returned to the Company. The foregoing notwithstanding, the Plan Committee shall have full authority to provide at the time of grant for different or supplemental terms and conditions with respect to termination of employment and any such terms and conditions expressly provided in the written restricted stock agreement shall be controlling with respect to that grant of restricted stock.

     Upon acceptance by a person of an award of restricted stock, subject to the restrictions noted above, the person shall have all the rights of a shareholder with respect to such shares of restricted stock, including the right to vote such shares of restricted stock and the right to receive all dividends and other distributions paid on such restricted stock. Certificates representing restricted stock shall be held by the Company until the restrictions lapse and shall bear such restrictive legends as the Company shall deem appropriate.

SECTION 162(M) OF THE CODE

     Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation of more than $1 million paid in any year (not including amounts deferred) to a corporation's chief executive officer and to the four other most highly compensated executive officers ("covered employees"). "Qualified performance-based compensation" is not subject to the deduction limit if certain requirements are met. To maximize the Company's deduction attributable to awards granted to certain executive officers, the amendments to the Stock Plan provide that the maximum aggregate number of shares represented by awards granted to any one employee during a single fiscal year may not exceed 200,000 shares, calculated assuming maximum payout of awards. If the provisions of the Stock Plan required to be approved by the shareholders under Section 162(m) in order for awards under the Stock Plan to constitute "qualified performance-based compensation" were to be materially modified by the Board of Directors without further shareholder approval, as is permitted by the Stock Plan, then certain awards under the Stock Plan might not thereafter constitute "qualified performance-based compensation" and could be subject to the limit on deduction for compensation under Section 162(m).

     Dividend equivalents paid by the Company with respect to stock options will not constitute "qualified performance-based compensation" for purposes of
Section 162(m) of the Code. Furthermore, under currently applicable federal income tax regulations, where payment of a dividend equivalent is conditioned upon the employee exercising an option, the Internal Revenue Service has taken the position that the dividend equivalent effectively reduces the exercise price of the option, thereby causing the option to be nonperformance based upon its exercise. As a result, the payment of dividend equivalents, as well as the amount of income recognized by an employee upon the exercise of an option which provides for the payment of dividend equivalents conditioned upon exercise of such option, will be nondeductible by the Company to the extent the payment of such amounts is to a covered employee and causes such employee's total compensation (other than qualified performance-based compensation) to exceed $1 million in any year.

WITHHOLDING FOR PAYMENT OF TAXES

     The Stock Plan provides for the withholding from, and payment by, a participant of the employee's share of any payroll or withholding taxes required by applicable federal, state or local law. The Stock Plan permits a participant to satisfy such requirement, with the approval of the Plan Committee and subject to the terms of the Stock Plan, by having the Company withhold from the participant a number of shares of Common Stock otherwise issuable under the award having a fair market value equal to the amount of the applicable payroll and withholding taxes.

CHANGES IN CAPITALIZATION AND SIMILAR CHANGES

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split or similar recapitalization, the aggregate number of shares of Common Stock with respect to which awards may be made under the Stock Plan, and the terms, types of shares and number of shares of any outstanding awards under the Stock Plan will be equitably adjusted.

CHANGE IN CONTROL

     The Stock Plan provides that in the event of a Change in Control of the Company, all options will be fully vested and exercisable as of the date of the change in control and shall remain exercisable through their full term. Outstanding awards of restricted stock will become immediately vested, and any applicable restrictions on restricted stock shall immediately lapse, as of the date of the Change in Control. Outstanding awards of performance shares shall be valued as soon after the date of the Acceleration Event (as defined below) as practicable, and shall be based on satisfaction of the applicable performance conditions measured as if all award periods had ended at the close of the Company's last whole fiscal year prior to the date of the Acceleration Event; provided, however, that for purposes of any performance conditions involving the price of the Company's Common Stock or payment of dividends, Common Stock shall be priced equal to its measurement value based on the twenty trading days immediately preceding the date of such Acceleration Event and the period for dividend measurement shall extend to and include the day immediately prior to the date of the Acceleration Event. All outstanding performance share awards shall be paid based on such valuation as soon as practicable following completion of the valuation.

     The Stock Plan defines a "Change in Control" as the occurrence of any one or more of the following:

     - The acquisition by any individual, entity or group (within the meaning of the Securities Exchange Act of 1934) (a "Person") of beneficial ownership of 25% or more of either (i) the then outstanding shares of the Company's Common Stock (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this section, any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary shall not constitute a Change in Control;

     - Individuals who, as of October 1, 1999, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

     - Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets, of the Company (a "Business Combination"), with certain exceptions for instances in which (i) current Company shareholders retain, directly or indirectly, greater than 75% of the outstanding Common Stock, (ii) no Person owns 25% or more of the Company's Common Stock following the Business Combination (except for those Persons owning greater than 25% of the Company's Common Stock prior to the Business Combination), and (iii) at least a majority of the Board resulting from the Business Combination were members of the Incumbent Board at the time of authorization of the Business Combination; or

     - Any transaction or series of transactions which is expressly designated by resolution of the Board to constitute a Change in Control for purposes of the Stock Plan.

     An "Acceleration Event" means the occurrence of a Change in Control unless following such Change in Control at least a majority of the members of the Board of the corporation resulting from such Change in Control were members of the Incumbent Board at the time of the action or resolution authorizing the Change in Control.

FEDERAL INCOME TAX TREATMENT

     PERFORMANCE SHARES. Performance shares granted under the Stock Plan will be subject to the applicable provisions of the Code. Participants who receive grants of performance shares (i) will not recognize any taxable income at the time of the grant and (ii) upon settlement of the performance shares, the participant will realize ordinary compensation income in an amount equal to the cash and the fair market value of any shares of Company Common Stock received. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the participant.

     INCENTIVE STOCK OPTIONS. Incentive stock options ("ISOs") granted under the Stock Plan will be subject to the applicable provisions of the Code, including Section 422 of the Code. If shares of Common Stock are issued to an optionee upon the exercise of an ISO, no income will be recognized by the optionee at the time of the grant of the ISO, and if no "disqualifying disposition" of such shares is made by such optionee within one year after the exercise of the ISO or within two years after the date the ISO was granted, then
(i) no income, for regular income tax purposes, will be realized by the optionee at the date of exercise, (ii) upon sale of the shares acquired by exercise of the ISO, any amount realized in excess of the option price will be taxable to the optionee, for federal income tax purposes, as a long-term capital gain and any loss sustained will be a long-term capital loss, and (iii) no deduction will be allowed to the Company for federal income tax purposes. If a "disqualifying disposition" of such shares is made, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the option price (the "bargain purchase element") and the Company will be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a "disqualifying disposition" will be taxable as capital gain to the holder (for which the Company will not be entitled a federal income tax deduction). Upon exercise of an ISO, the optionee may be subject to alternative minimum tax. Pursuant to regulations proposed by the Department of Treasury and related administrative guidance issued by the IRS on November 13, 2001, ISOs which are exercised after December 31, 2002 will be subject to taxation under the Federal Insurance Contribution Act (FICA) and the Federal Unemployment Tax Act (FUTA). The proposed regulations would apply only after they are published as final regulations in the federal register, and are proposed to be effective, once finalized, with respect to the exercise of ISOs after December 31, 2002. Neither FICA nor FUTA will apply to the exercise of ISOs before January 1, 2003. If the proposed regulations are issued in final form, upon the exercise of an ISO after December 31, 2002, the individual who was granted the ISO will be deemed to receive wages for FICA and FUTA purposes. The amount of wages received will equal the excess of the fair market value of the stock acquired pursuant to the exercise of the ISO over the amount paid for the stock, determined as of the date of exercise, and such amount will be subject to FICA and FUTA withholding by the Company.

     NONQUALIFIED STOCK OPTIONS. With respect to nonqualified stock options ("NQSOs") granted to optionees under the Stock Plan, (i) no income is realized by the optionee at the time the NQSO is granted,

(ii) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, such amount is treated as compensation and is subject to both income and wage tax withholding, and the Company may claim a tax deduction for the same amount, and (iii) on disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on the holding period.

     RESTRICTED STOCK. Upon becoming entitled to receive shares at the end of the applicable restriction period without a forfeiture, the recipient will recognize ordinary income in an amount equal to the fair market value of the shares at that time. Delivery of the shares is subject to both income and wage tax withholding. Recipients are not permitted by the Stock Plan to make an election under Section 83(b) of the Code to be treated as having ordinary taxable income on the date of the grant equal to the fair market value of the shares of restricted stock as if the shares were unrestricted and could be sold immediately. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the recipient.

PARTICIPATION IN THE STOCK PLAN IN FISCAL 2002

     The grant of performance shares, options and restricted stock under the Stock Plan to employees, including officers, is subject to the discretion of the Plan Committee. Non-employee directors are not eligible to participate in the Stock Plan. The following table sets forth information with respect to the grant of performance shares, options and restricted stock pursuant to the Stock Plan to certain of the Company's most highly compensated officers, to all current executive officers as a group and to all other employees as a group for the 2002 fiscal year.

                               NEW PLAN BENEFITS

                                                         NUMBER OF    NUMBER OF
                                                        SECURITIES    SECURITIES   NUMBER OF     OPTION
                                                        UNDERLYING    UNDERLYING   SECURITIES   EXERCISE
                                                        PERFORMANCE   RESTRICTED   UNDERLYING    PRICE
                                                           SHARE        STOCK       OPTIONS      ($ PER
           NAME OF INDIVIDUAL AND POSITION                AWARDS        AWARDS      GRANTED      SHARE)
           -------------------------------              -----------   ----------   ----------   --------
Warren, Jr., Wm. Michael..............................    33,230        10,755       25,370      $22.63
  Chairman, President and Chief Executive Officer
Ketcham, Geoffrey C. .................................     8,760         1,310        7,020       22.63
  Executive Vice President, Chief Financial Officer
  and Treasurer
Youngblood, Gary C. ..................................     8,760         1,310        7,020       22.63
  President and Chief Operating Officer of Alabama Gas
  Corporation
McManus, James T. ....................................     8,760         1,310        7,020       22.63
  President and Chief Operating Officer of Energen
  Resources Corporation
Reynolds, Dudley C. ..................................     6,930         1,030        5,560       22.63
  General Counsel and Secretary
All current executive officers as a group (7
  persons)............................................    71,310        16,465       53,790       22.63
All other employees as a group........................    17,838         6,310       66,550       22.63

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shareholders present or represented and entitled to vote at the Annual Meeting is required
(i) to approve the amendments to the Stock Plan and (ii) to approve the Stock Plan for purposes of Section 162(m) of the Code, provided that the total number of votes cast on the proposal to approve said amendments represents more than fifty percent (50%) of the outstanding shares entitled to vote thereon.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENTS TO THE 1997 STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 3

            APPROVAL OF ENERGEN'S ANNUAL INCENTIVE COMPENSATION PLAN

     The Board of Directors has adopted and is seeking approval of a new Energen Corporation Annual Incentive Compensation Plan (the "AICP") under which incentive compensation paid generally would be performance-based for purposes of exemption from the limitations of Section 162(m) of the Code. If approved by the shareholders, the AICP will replace the Annual Incentive Compensation Plan that has been used by the Company for a number of years. The Board of Directors approved the AICP effective January 1, 2002, subject to approval from shareholders at the 2002 Annual Meeting.

     The following summary of the AICP does not contain all of the terms and conditions of the AICP and is qualified in its entirety by reference to the AICP, which was filed with the Securities and Exchange Commission as an appendix to this proxy statement and may be obtained through the Internet from the "Edgar Database of Corporate Information" on the Securities and Exchange Commission's website (http://www.sec.gov). Interested shareholders may also obtain a copy of the AICP via mail or e-mail by contacting the Company's Investor Relations department at 800-654-3206.

SUMMARY OF THE AICP

     PURPOSE. The purpose of the AICP is to increase shareholder value and the success of the Company by motivating key executives to perform to the best of their abilities and to achieve the Company's objectives. The AICP is also designed so that awards under the AICP may qualify as "performance-based" compensation under Section 162(m) of the Code to the greatest extent practicable. Under Section 162(m), the Company may be denied a federal income tax deduction for compensation paid to the Company's Chief Executive Officer or any of the four other most highly compensated executive officers to the extent that any of these persons receives more than $1 million of compensation from the Company in any one year. However, compensation paid by the Company that is "performance-based" under Section 162(m) may be excepted from the $1 million limitation. The AICP allows the Company to pay incentive compensation that under most circumstances will be performance-based and, therefore, fully deductible on the Company's federal income tax return.

     ELIGIBILITY. The ORC selects the employees of the Company (and its affiliates) who will be eligible to receive awards under the AICP, including highly-paid executives such as the Company's Chief Executive Officer, the Company's Chief Financial Officer, the Company's General Counsel, the Chief Operating Officer of Alabama Gas Corporation and the Chief Operating Officer of Energen Resources Corporation (the "Covered Employees"). The actual number of employees who will be eligible to receive an award during any particular year cannot be determined in advance because the ORC has discretion to select the participants.

     ADMINISTRATION. The AICP is administered by a committee which shall be either the ORC or any subcommittee thereof consisting of not less than two members of the Board of Directors each of whom is an "outside director" within the meaning of Section 162(m). The ORC has the power to determine (i) which eligible employees will be participants, (ii) the performance objectives with respect to any awards made thereunder, (iii) subject to the limitations set forth in the AICP, the terms and conditions of all awards made thereunder, and
(iv) subject to the maximum limitations set forth in the AICP, the amount of compensation that may be payable to any participant upon the attainment of the applicable performance objectives.

     TARGET AWARDS AND PERFORMANCE OBJECTIVES. Each performance period, the ORC assigns each participant a target award and performance objectives that must be achieved prior to an award actually being paid to a participant. The ORC may also specify a minimum acceptable level of achievement relative to the performance objectives, as well as one or more additional higher levels of achievement, and a formula to determine the percentage of the award earned by the participant upon the attainment of each level of achievement. The participant's target award is expressed as either a cash amount or a percentage of the participant's salary. The performance objectives may be based on one or more of the following criteria: (i) earnings per share; (ii) net income; (iii) operating income; (iv) return on equity, capital or assets; (v) cash flow; (vi) oil and/or gas production or reserve additions; and (vii) utility revenue, throughput or customer growth (the "Performance Objectives"). The ORC may use criteria different from or supplemental to the Performance Objectives for participants who are not Covered Employees. As a result, if a participant who is not a Covered Employee at the time his or her Performance Objectives are established by the ORC becomes subject to Section 162(m) as of the last day of the year due to a promotion or pay increases, and such participant receives awards which were not based on the Performance Objectives, such awards may not qualify for the exception from Section 162(m) limitations on deductibility. The Performance Objectives selected by the ORC for each performance period will be established within 90 days of the commencement of each performance period (or at such later time as may be permitted under Section 162(m) of the Code).

     ACTUAL AWARDS. After the performance period ends, the ORC shall determine and certify in writing the extent to which the pre-established Performance Objectives were actually achieved or exceeded. The AICP limits actual awards to a maximum of $1 million per person in any performance period, even if the formula used otherwise indicates a larger award. Actual awards are paid in cash in a lump sum, except to the extent that all or a portion of such payments are deferred and credited to a participant's account under the Company's 1997 Deferred Compensation Plan.

     If, prior to the end of a performance period, a participant's employment terminates due to the participant's death, disability or retirement under the terms of any retirement plan maintained by the Company or any subsidiary, the participant shall receive an incentive equal to the amount the participant would have received as an incentive if the participant had remained an employee through the end of the performance period multiplied by a fraction which reduces the award in proportion to the amount of time remaining in the performance period. If a participant's employment is terminated for any other reason during a performance period, the participant shall receive no incentive payment for such performance period unless the ORC, in its discretion, determines to pay such participant up to a pro rata incentive payment.

     AMENDMENT AND TERMINATION. The Board of Directors of the Company or the ORC may amend, suspend, discontinue or terminate the AICP at any time; provided, however, that no such amendment, suspension, discontinuation or termination (i) shall adversely affect the rights of any participant in respect of any performance period which has already commenced or (ii) shall be effective without shareholder approval sufficient to continue to qualify amounts payable under the AICP to Covered Employees as performance-based compensation under
Section 162(m) of the Code.

     FEDERAL INCOME TAX TREATMENT. Payments made under the AICP will be taxable to the recipients thereof when paid, subject to income and wage tax withholding, and the Company or the affiliate of the Company which employs or employed the recipient will generally be entitled to a federal income tax deduction in the fiscal year for which the amount is paid.

     AWARDS TO CERTAIN INDIVIDUALS AND GROUPS. Awards under the AICP are determined based on actual performance, so future actual awards (if any) cannot now be determined. The following table illustrates the amounts that were payable for the 2001 fiscal year under the predecessor to the AICP to each of the individuals and each of the groups listed below. Non-employee directors do not participate in the AICP.

              NAME OF INDIVIDUAL AND POSITION                 DOLLAR VALUE ($)
              -------------------------------                 ----------------
Warren, Jr., Wm. Michael....................................     $  382,500
  Chairman, President and Chief Executive Officer
Ketcham, Geoffrey C. .......................................        195,000
  Executive Vice President, Chief Financial Officer and
     Treasurer
Youngblood, Gary C. ........................................        195,000
  President and Chief Operating Officer of Alabama Gas
     Corporation
McManus, James T. ..........................................        195,000
  President and Chief Operating Officer of Energen Resources
     Corporation
Reynolds, Dudley C. ........................................        150,000
  General Counsel and Secretary
All current executive officers as a group (7 persons).......      1,261,400
All other employees as a group..............................      1,123,900

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shareholders present or represented and entitled to vote at the Annual Meeting is required to approve the Company's Annual Incentive Compensation Plan.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S ANNUAL INCENTIVE COMPENSATION PLAN.

            SUMMARY OF SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, MANAGEMENT AND EMPLOYEE STOCK OWNERSHIP PLAN PARTICIPANTS

     The following table shows the shares of Common Stock beneficially owned by
(i) each person (including each "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock as of September 30, 2001, (ii) each director or nominee for director, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company (including certain executive officers of the Company's subsidiaries) as a group, as of December 7, 2001. The table also shows the shares of Common Stock beneficially owned by participants in the Energen Corporation Employee Savings Plan as a group as of September 30, 2001. Except as noted below, each such individual has sole voting power and sole investment power with respect to such shares. The final column indicates Common Stock share equivalents held under the Energen Corporation Deferred Compensation Plan as of November 30, 2001.

                                               NUMBER OF        PERCENT
                                                 SHARES         OF CLASS      SHARE EQUIVALENTS
             NAME OF INDIVIDUAL               BENEFICIALLY    BENEFICIALLY          UNDER
            OR PERSONS IN GROUP               OWNED(1)(2)       OWNED(2)      DEFERRED PLAN(3)
            -------------------               ------------    ------------    -----------------
Stephen D. Ban..............................      10,172             *                  --
Julian W. Banton............................       2,150             *               2,527
J. Mason Davis, Jr..........................       7,162             *               6,292
James S. M. French..........................      23,400             *                  --
T. Michael Goodrich.........................       5,200             *               1,519
Geoffrey C. Ketcham.........................      53,365             *              15,757
Wallace L. Luthy............................      76,500             *               4,427
Rex J. Lysinger.............................      61,890             *                 638
James T. McManus............................      38,051             *              18,111
Judy M. Merritt.............................       5,541             *                  --
Drayton Nabers, Jr..........................      24,822             *               5,464
Dudley C. Reynolds..........................      69,638             *               1,969
Stephen A. Snider...........................       1,000             *               1,057
Wm. Michael Warren, Jr......................     234,161             *             131,065
Gary C. Youngblood..........................      53,055             *              12,395
All directors and executive officers (17
  persons)..................................     716,322          2.30%            211,600
Energen Corporation Employee Savings
  Plan(4)...................................   3,095,521          9.92%                 --

------------
 * Less than one percent.

(1) The shares of Common Stock shown above include shares owned by wives and children of directors, as well as shares held in trust, as to which shares the directors disclaim any interest. The shares of Common Stock do not include shares acquired through dividend reinvestment subsequent to September 30, 2001. Dunn Investment Company, of which Mr. French is Chairman and a director, owns 120,000 shares of Common Stock, which shares are not included in the totals noted above. The shares of Common Stock shown above for Messrs. Warren, Ketcham, Youngblood, McManus, Reynolds and the executive officers of the Company include shares which are held for their respective accounts under the Energen Corporation Employee Savings Plan as of September 30, 2001, described in note 4 below. Messrs. Warren, Ketcham, Youngblood, McManus, Reynolds, Lysinger and all directors and executive officers as a group hold presently exercisable options to acquire 134,000, 12,000, 5,000, 10,478, 23,333, 28,000, and 230,611 shares of Common Stock, respectively, which amounts are included in the above table.
(2) The number and percentage of Common Stock beneficially owned does not include shares of Common Stock credited to Company Stock Accounts under the Energen Corporation Deferred Compensation Plan.
(3) Represents shares of Common Stock credited to Company Stock Accounts under the Energen Corporation Deferred Compensation Plan as of November 30, 2001. The value of Company Stock Accounts tracks the performance of the Common Stock, with reinvestment of accrued dividends. The Company Stock Accounts have no voting rights.

(4) Represents shares of Common Stock credited to the Energen Corporation Employee Savings Plan as of September 28, 2001. The Energen Corporation Employee Savings Plan is a qualified voluntary contributory retirement plan, with an employee stock ownership feature. The Vanguard Group, Inc. serves as trustee for the Plan and must vote the shares held by the plan in accordance with individual participant instructions. Both current and retired employees of the Company are participants in the Plan.

     Except for the Company's Employee Savings Plan, the Company is not aware of any person or group which beneficially owns more than 5% of the Company's Common Stock.

                       2001 COMPENSATION COMMITTEE REPORT

     The Officers Review Committee ("ORC") of the Board of Directors is comprised entirely of outside Directors. The ORC is responsible for overseeing and administering the Company's executive compensation program.

COMPENSATION POLICY

     The executive compensation program of the Company is reviewed annually by the ORC and is designed to serve the interests of the Company and its shareholders by aligning executive compensation with shareholder objectives and by encouraging and rewarding management initiatives that will benefit the Company and its shareholders, customers, and employees over the long term. Specifically, the executive compensation program seeks to:

          (i) implement compensation practices which allow the Company to attract and retain highly qualified executives and maintain a competitive position in the executive marketplace with employers of comparable size and in similar lines of business;

          (ii) enhance the compensation potential of executives who are in the best position to contribute to the development and success of the Company by providing the flexibility to compensate for individual contributions to superior corporate performance as measured by specific objectives compared against a peer group; and

          (iii) directly align the interests of executives with the long-term interests of shareholders through compensation opportunities in the form of integrated short- and long-term incentive plans the payouts of which are predominantly in the form of Common Stock.

     These objectives are met through a program comprised of salary, annual cash incentive awards, and long-term stock and performance share opportunities which are dependent on meeting or exceeding carefully defined corporate, subsidiary and individual objectives.

     SALARY. As a matter of policy, the ORC administers annual salary levels relative to the competitive marketplace as determined through the use of available compensation surveys. Each year the ORC reviews the issue of competitive pay and adjusts salary structures accordingly with the midpoint of each pay range approximating the average of the market. The ORC then considers salary adjustments for the Company's executive officers, including those named in the Summary Compensation Table. Salary adjustments are designed to reflect consideration of the performance of each executive over the prior compensation period, recognition of individual contributions to overall Company performance, internal comparability considerations, as appropriate, and the executive's placement in the salary range.

     ANNUAL INCENTIVES. Executives are eligible each year for cash incentive awards. In the case of certain executives, including those listed in the Summary Compensation Table, the awards are based upon attaining preestablished earnings per share growth targets. In the case of other executives, the awards are based on such earnings per share growth targets, as well as other corporate performance criteria and individual performance criteria. Assuming applicable objectives are met, the incentive award is based upon a percentage of the salary earned by the participant during the performance year.

     LONG-TERM INCENTIVE COMPENSATION. The Company has in place its 1997 Stock Incentive Plan, which provides for the grant of stock options, restricted stock and performance shares. The present policy of the

ORC is to use performance shares as the primary vehicle to deliver long-term incentives supplemented in certain circumstances by stock options and restricted stock. The Company's 1988 Stock Option Plan and 1992 Long-Range Performance Share Plan remain in effect for previously granted options and performance shares, but further grants are not available under these plans. The purpose of each of these plans is to provide executives and key employees an opportunity to participate in the long-term economic growth and performance of the Company.

     1997 STOCK INCENTIVE PLAN. The 1997 Stock Incentive Plan provides for the grant of performance share awards, stock options and restricted stock, or a combination thereof, to officers and key employees all as determined by the ORC.

     A performance share is the value equivalent of one share of the Company's Common Stock. An award of performance shares becomes payable if the ORC determines that all conditions of payment have been satisfied at the end of the applicable award period. Except as otherwise determined by the ORC at the time of grant, an award period will be the four-year period that commences on the first day of the fiscal year in which an award is granted. According to the performance condition guidelines that have been adopted by the ORC and are currently in effect under the plan, payment of an award will be based on the Company's percentile ranking with respect to total shareholder return among a comparison group of companies as measured for the applicable award or interim period. Subject to the discretion of the ORC to adjust for extenuating circumstances, the payout percentage will be 133% if the Company ranks at or above the 90th percentile and above, 100% at the 75th percentile, 66% at the 50th percentile and 0% below the 50th percentile with interpolation between the percentile levels. The ORC may, in its discretion, pay a participant in cash or a combination of cash and shares of Common Stock.

     The stock option provisions of the plan provide for the grant of incentive stock options, non-qualified stock options, stock appreciation rights and dividend equivalents or a combination thereof to officers and key employees, all as determined by the ORC. If an option includes stock appreciation rights, then the optionee may elect to cancel all or any portion of the option then subject to exercise, in which event the Company's obligation in respect of such option may be discharged by payment of an amount in cash equal to the excess, if any, of the fair market value of the shares of Common Stock subject to such cancellation over the option exercise price for such shares. If the exercised option includes dividend equivalents, the optionee will, in addition to the shares of Common Stock purchased upon exercise, receive additional consideration in an amount equal to the amount of cash dividends which would have been paid on such shares had they been issued and outstanding during the period commencing with the option grant date and ending on the option exercise date, plus an amount equal to the interest that such dividends would have earned from the respective dividend payment dates if deposited in an account bearing interest compounded quarterly at the announced prime rate of AmSouth Bank in effect on the first day of the respective quarter.

     The plan also provides for the grant of restricted stock. No shares of restricted stock may be sold or pledged until the restrictions on such shares have lapsed or have been removed. The ORC establishes as to each award of restricted stock the terms and conditions upon which the restrictions shall lapse, which terms and conditions may include a required period of service or individual or corporate performance conditions.

     1992 LONG-RANGE PERFORMANCE SHARE PLAN. The 1992 Long-Range Performance Share Plan provides for the grant of performance shares on terms similar to those described above with respect to the 1997 Stock Incentive Plan. As noted above, new performance shares grants are not available under the 1992 Long-Range Performance Share Plan, however, the plan remains in effect with respect to previously granted performance shares.

     1988 STOCK OPTION PLAN. The 1988 Stock Option Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights and dividend equivalents or a combination thereof, on terms similar to those described above with respect to the 1997 Stock Incentive Plan. As noted above, new stock option grants are not available under the 1988 Stock Option Plan, however, it remains in effect with respect to previously granted stock options.

     1997 DEFERRED COMPENSATION PLAN. Under the Company's 1997 Deferred Compensation Plan, officers may elect to defer part or all of any one or more of the following items of compensation to the extent such item of compensation is applicable to the officer: (a) base salary; (b) annual incentive compensation plan awards; (c) grants under the 1988 Stock Option Plan;
(d) awards under the 1997 Stock Incentive Plan; and (e) awards under the 1992 Long-Range Performance Share Plan. Amounts deferred by a participant under the Deferred Compensation Plan are credited to one of two separate accounts maintained for a participant, a Company stock account or an investment account. The value of a participant's Company stock account tracks the performance of the Company Common Stock, including reinvestment of dividends. At distribution, the participant's Company stock account is payable in the form of shares of Company Common Stock. The value of a participant's investment account tracks the performance of certain The Vanguard Group, Inc. mutual funds. At distribution, the participant's investment account is payable in cash. The Company has established trusts and has funded the trusts, and presently plans to continue funding the trusts, in a manner that generally tracks participants' accounts under the Deferred Compensation Plan. Although there is generally no requirement that the trusts be so funded or invested, if a change in control of the Company occurs, the trusts must be funded in an amount equal to the aggregate value of the participants' accounts at the time of the change of control. While intended for payment of benefits under the Deferred Compensation Plan, the trusts' assets remain subject to the claims of the Company's creditors.

OPERATING SUMMARY

     As demonstrated in the plan descriptions provided, compensation is linked directly to objective performance criteria of the Company, subsidiaries where applicable, and the individual executive's performance. By doing so, the ORC has created an environment which encourages long-term decisions which will benefit the Company, its shareholders, customers, and employees and at the same time allow those executives, managers, and other key employees within the Company to share in the success of those decisions and actions.

ISSUES INFLUENCING COMPENSATION DECISIONS DURING THE REPORTING YEAR (OCTOBER 1, 2000 TO SEPTEMBER 30, 2001)

     Energen completed another successful year on September 30, 2001. Earnings of $67.9 million were achieved from current year operations equal to $2.18 per diluted share, reflecting a 24.6% growth rate over the prior fiscal year earnings of $1.75 per diluted share. Energen was able to increase its cash dividend 3% to $0.685 and has had a four-year total shareholder return of 12.29%. These successes were made possible by similar successes in major corporate subsidiaries. The ORC considered these and other factors in funding the incentive program, adjusting salaries, and approving payouts under the Long-Range Performance Share Plan and 1997 Stock Incentive Plan. Specifically, the ORC considered Energen's fiscal year earnings and four-year total shareholder return.

     Wm. Michael Warren, Jr. was elected Chief Executive Officer in February, 1997 and became Chairman of the Board effective January 1, 1998. Mr. Warren's base salary was adjusted to $425,000 effective November 1, 2000, reflecting continuing efforts to meet market levels for the Chief Executive Officer position. The compensation philosophy for Mr. Warren's position will continue to place a greater percentage of the total compensation package "at risk" through the annual cash incentive plan and through the Company's stock performance by awards of stock options, restricted stock and performance shares. Mr. Warren's incentive award of $382,500 payable in cash was earned for the 2000-2001 reporting year, reflecting the performance of the Company, its subsidiaries, and the incumbent himself in achieving the financial and business results of the Company. Restricted stock was granted in accordance with plan provisions and the stated compensation philosophy. Performance share awards were made based on a percentage of salary with the applicable percentage being a function of an executive's position with the Company. Actual payout is dependent on obtaining performance levels in accordance with previously described guidelines.

                                          OFFICERS REVIEW COMMITTEE:
                                          Drayton Nabers, Jr., Chair
                                          Stephen D. Ban
                                          Julian W. Banton
                                          Wallace L. Luthy

EXECUTIVE COMPENSATION

     The following tables and narrative text discuss the compensation paid in fiscal year 2001 and the two prior fiscal years to the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers:

                                    TABLE 1
                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION                      AWARDS              PAYOUTS
                                      -------------------------------------   --------------------------   ---------
                                                                  OTHER       RESTRICTED                   LONG-TERM
         NAME AND                                INCENTIVE        ANNUAL         STOCK         STOCK       INCENTIVE    ALL OTHER
        PRINCIPAL                     SALARY    COMPENSATION   COMPENSATION    AWARD(S)     OPTIONS/SARS    PAYOUTS    COMPENSATION
         POSITION            YEAR       ($)         ($)           ($)(1)        ($)(2)          (#)           ($)         ($)(3)
--------------------------  -------   -------   ------------   ------------   -----------   ------------   ---------   ------------
           (A)                (B)       (C)        (D)           (E)             (F)           (G)           (H)          (I)
--------------------------  -------   -------     -------         -----         -------        ------       -------      -------
Warren, Jr., Wm. Michael -- Chairman, President and Chief Executive Officer
                            9/30/01   421,250     382,500         1,383         113,591        15,000       435,797       97,945
                            9/30/00   376,250     342,000         1,255         100,375                     633,043       78,626
                            9/30/99   335,000     255,600                       139,213                     296,912       20,643
Ketcham, Geoffrey C. -- Executive Vice President, Chief Financial Officer and Treasurer
                            9/30/01   258,333     195,000           647                        21,000       188,632       49,166
                            9/30/00   238,333     180,000           589                                     239,434       41,012
                            9/30/99   218,500     139,500                                       7,500       163,517       14,153
Youngblood, Gary C. -- President and Chief Operating Officer of Alabama Gas Corporation
                            9/30/01   258,333     195,000         1,108         230,475                     177,257       64,276
                            9/30/00   237,917     180,000           989          28,219                     181,388       53,413
                            9/30/99   212,917     136,300                                       7,500       124,007       17,354
McManus, James T. -- President and Chief Operating Officer of Energen Resources Corporation
                            9/30/01   258,333     195,000           356         164,625         4,500       168,015       31,292
                            9/30/00   237,500     180,000           322          37,625                     163,853       26,384
                            9/30/99   207,500     133,100                                       7,500       104,447       11,025
Reynolds, Dudley C. -- General Counsel and Secretary
                            9/30/01   198,333     150,000           424                        10,000       154,034       27,870
                            9/30/00   179,333     135,000           383                                     181,388       23,787
                            9/30/99   170,755     109,000                                                   124,007       10,618

NOTES TO TABLE 1

(1) Represents special payments for reimbursement of tax costs due to life insurance premiums under special life insurance benefits which serve as offsets to retirement income benefits pursuant to the Supplemental Agreements (see "Retirement Income Plan").
(2) As of September 30, 2001, Mr. Warren, Jr. holds a total of 14,574 restricted shares valued at $327,915; Mr. Youngblood holds a total of 9,900 restricted shares valued at $222,750; and Mr. McManus holds a total of 8,000 restricted shares valued at $180,000. The restricted shares will vest as follows: Mr. Warren -- 9,347 shares in fiscal 2002, 3,847 shares in fiscal 2003 and 1,380 shares in fiscal 2004; Mr. Youngblood -- 2,800 shares in fiscal 2002, 3,300 shares in fiscal 2003, 3,300 shares in fiscal 2004 and 500 shares in fiscal 2005; and Mr. McManus -- 2,000 shares in fiscal 2002, 2,666 shares in fiscal 2003, 2,667 shares in fiscal 2004 and 667 shares in fiscal 2005. Dividends are paid on restricted stock. The reported restricted shares include shares the receipt of which has been deferred under the Energen Corporation 1997 Deferred Compensation Plan.
(3) (i) Includes the following amounts representing the estimated term component of the premium paid and the estimated interest cost to the Company for fiscal 2001 resulting from premium payments for life insurance benefits under the Energen Corporate Officer Split Dollar Life Insurance Plan: Mr. Warren $66,952, Mr. Ketcham $30,485, Mr. Youngblood $39,050, Mr. McManus $14,590, and Mr. Reynolds $13,738. This plan serves as an offset to an existing supplemental retirement plan (see "Retirement Income Plan").

     (ii) Includes the following amounts representing the estimated term component of the premium paid and the estimated interest cost to the Company for fiscal 2001 resulting from premium payments for life insurance benefits under the Energen Corporation Split Dollar Life Insurance Plan which is offered to certain employees and officers in lieu of the Company's group life insurance plan: Mr. Warren $4,234, Mr. Ketcham $2,008, Mr. Youngblood $3,513, Mr. McManus $1,298, and Mr. Reynolds $1,340.

     (iii) Except as noted above, the amounts shown represent contributions made by the Company to its defined contribution plans on behalf of each executive officer.

                                    TABLE 2
                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                          NUMBER OF
                          SECURITIES        PERCENT OF
                          UNDERLYING    TOTAL OPTIONS/SARS    EXERCISE
                         OPTIONS/SARS       GRANTED TO           OR                     GRANT DATE
                           GRANTED         EMPLOYEES IN      BASE PRICE   EXPIRATION   PRESENT VALUE
         NAME                (#)           FISCAL YEAR         ($/SH)        DATE         ($)(1)
-----------------------  ------------   ------------------   ----------   ----------   -------------
          (A)                (B)               (C)              (D)          (E)            (F)
-----------------------  ------------   ------------------   ----------   ----------   -------------
Warren                     5,000(2)            3.64%          $27.4375     10/24/10       $46,350
                           5,000(3)            3.64%           27.4375     10/24/10        46,350
                           5,000(4)            3.64%           27.4375     10/24/10        46,350
Ketcham                    7,000(2)            5.10%           27.4375     10/24/10        64,890
                           7,000(3)            5.10%           27.4375     10/24/10        64,890
                           7,000(4)            5.10%           27.4375     10/24/10        64,890
Youngblood                      --               --                 --           --            --
McManus                    3,000(3)            2.19%           27.4375     10/24/10        27,810
                           1,500(4)            1.09%           27.4375     10/24/10        13,905
Reynolds                   3,333(2)            2.43%           27.4375     10/24/10        30,897
                           3,333(3)            2.43%           27.4375     10/24/10        30,897
                           3,333(4)            2.43%           27.4375     10/24/10        30,897

NOTES TO TABLE 2

(1) Reflects Black-Scholes valuation of $9.27 per share. For purposes of this valuation, the following assumptions were used: dividend yield of 2.55%, expected volatility of 33.78%, risk-free interest rate of 4.14% and a seven-year time of exercise.
(2) Date of exercisability is 10/25/01.
(3) Date of exercisability is 10/25/02.
(4) Date of exercisability is 10/25/03.

                                    TABLE 3
              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                         VALUE OF UNEXERCISED
                                                           NUMBER OF UNEXERCISED             IN-THE-MONEY
                           SHARES                         OPTIONS/SARS AT FY-END        OPTIONS/SARS AT FY-END
                          ACQUIRED                                  (#)                         ($)(2)
                         ON EXERCISE   VALUE REALIZED   ---------------------------   ---------------------------
         NAME                (#)           ($)(1)                   (D)                           (E)
-----------------------  -----------   --------------   ---------------------------   ---------------------------
          (A)                (B)            (C)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------  -----------   --------------   -----------   -------------   -----------   -------------
Warren                         --              --         129,000        15,000         830,688             0
Ketcham                    38,006         529,651              --        26,000              --        21,250
Youngblood                 32,500         436,351              --         5,000              --        21,250
McManus                    61,066         849,443           5,478         9,500          23,282        21,250
Reynolds                       --              --          20,000        10,000          85,000             0

NOTES TO TABLE 3

(1) Market value of underlying securities at time of exercise minus the exercise price.
(2) Market value of underlying securities at year-end market price (September 30, 2001) of $22.50 per share minus the exercise price.

                                    TABLE 4
            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                PERFORMANCE      ESTIMATED FUTURE PAYOUTS UNDER
                         NUMBER OF SHARES,       OR OTHER          NON-STOCK PRICE-BASED PLANS
                             UNITS OR          PERIOD UNTIL      -------------------------------
                           OTHER RIGHTS        MATURATION OR     THRESHOLD    TARGET    MAXIMUM
         NAME                   (#)               PAYOUT            (#)         (#)       (#)
-----------------------  -----------------   -----------------   ----------   -------   --------
          (A)                   (B)                 (C)             (D)         (E)       (F)
-----------------------  -----------------   -----------------   ----------   -------   --------
Warren                        21,740         10/1/00 - 9/30/04     10,870       N/A      21,740
Ketcham                        6,020         10/1/00 - 9/30/04      3,010       N/A       6,020
Youngblood                     6,020         10/1/00 - 9/30/04      3,010       N/A       6,020
McManus                        6,020         10/1/00 - 9/30/04      3,010       N/A       6,020
Reynolds                       4,620         10/1/00 - 9/30/04      2,310       N/A       4,620

     The 1992 Long-Range Performance Share Plan, under which the grants listed in Table 4 above were made, is described more fully under the caption "2001 Compensation Committee Report -- 1992 Long-Range Performance Share Plan" of the Proxy Statement above.

RETIREMENT INCOME PLAN

     Officers of the Company are covered by the Energen Corporation Retirement Income Plan, a defined benefit plan covering substantially all employees of the Company. The amount of contributions made by the Company to the plan is not reflected in the Summary Compensation Table, since the amount of the contribution with respect to a specified person is not and cannot readily be separately or individually calculated by the regular actuaries for the plan.

     Benefits under the plan are based on years of service at retirement and on "Final Earnings," the average base compensation for the highest sixty consecutive months out of the final 120 months of employment. (This compensation consists only of base salary and excludes remuneration in the form of contributions to other benefit plans or any other form of compensation such as annual or long-term incentives.) Normal or delayed retirement benefits are payable upon retirement on the first day of any month following attainment of age 65 and continuing for life, subject to an annual cost-of-living increase of up to three percent. Benefits payable to an employee under the plan are subject to limits imposed by Section 415 of the Internal Revenue Code. As of September 30, 2001, no employees of the Company would have been entitled to payments for benefits in excess of the Section 415 limits.

     The Company has entered into retirement supplement agreements ("Supplemental Agreements") with certain officers, including each of the persons named in the Summary Compensation Table. Generally, each such agreement provides that the employee will receive, upon normal retirement (which under the Supplemental Agreement is defined as retirement on the first day of any month following attainment of age 60), a supplemental retirement benefit equal to the difference between 60% of the employee's compensation determined as of the employee's normal retirement date and the employee's normal retirement benefit (including social security benefit). For purposes of the Supplemental Agreements compensation is determined based on a formula taking into account the average of the highest 36 months of base salary during the five years prior to retirement plus the average of the three highest annual incentive awards for the ten full fiscal years preceding the earlier of retirement or the officer's 61st birthday. Benefits under the Supplemental Agreements are subject to offset for Company-sponsored officer life insurance program cash values exceeding premiums paid under the Energen Corporation Officers Split Dollar Life Insurance Plan. The Summary Compensation Table includes the value of benefits to the named officers attributable to Company paid premiums for the officer life insurance program.

     The following table presents estimated annual benefits payable from both the plan and the Supplemental Agreements upon normal or delayed retirement to persons in specified compensation and years-of-service classifications. The amounts shown are subject to deduction for applicable Social Security benefits at age 62.

                               PENSION PLAN TABLE

                                                            YEARS OF SERVICE
                                     ---------------------------------------------------------------
           COMPENSATION                 15         20         25         30         35         40
           ------------                 --         --         --         --         --         --
$150,000...........................  $ 90,000   $ 90,000   $ 90,000   $ 90,000   $ 90,000   $ 90,000
$175,000...........................  $105,000   $105,000   $105,000   $105,000   $105,000   $105,000
$200,000...........................  $120,000   $120,000   $120,000   $120,000   $120,000   $120,000
$225,000...........................  $135,000   $135,000   $135,000   $135,000   $135,000   $135,000
$250,000...........................  $150,000   $150,000   $150,000   $150,000   $150,000   $150,000
$300,000...........................  $180,000   $180,000   $180,000   $180,000   $180,000   $180,000
$400,000...........................  $240,000   $240,000   $240,000   $240,000   $240,000   $240,000
$450,000...........................  $270,000   $270,000   $270,000   $270,000   $270,000   $270,000
$500,000...........................  $300,000   $300,000   $300,000   $300,000   $300,000   $300,000
$600,000...........................  $360,000   $360,000   $360,000   $360,000   $360,000   $360,000

     The amount of base compensation and the years of service credited under the plan for individuals shown in the Summary Compensation Table are as follows: Mr. Warren, $445,000, 18 years; Mr. Ketcham, $272,000, 20 years; Mr. Youngblood, $272,000, 32 years; Mr. McManus, $272,000, 16 years and Mr. Reynolds, $215,000,
21 years.

SEVERANCE COMPENSATION AGREEMENTS

     The Company has entered into severance compensation agreements with Messrs. Warren, Ketcham, Youngblood, McManus and Reynolds, as well as twenty-one other officers not named in the Summary Compensation Table. Generally, each such agreement provides that if, within thirty-six months following a change in control of the Company (as defined in the agreements), the employee's employment is terminated in a qualified termination, then the Company shall make a lump sum payment to the employee equal to a percentage of the employee's annual base salary in effect immediately prior to the change in control, plus that percentage of the employee's highest additional cash compensation for the three fiscal years immediately prior to the fiscal year during which the change in control occurs. Under certain circumstances, the payment may be applicable to a termination which occurs during the period leading up to a change in control. For purposes of establishing the applicable percentage of an employee's annual salary and additional cash compensation, the Company has established a four-tier structure in which tier-one employees receive 300% of such compensation, tier-two employees receive 200% of such compensation, tier-three employees receive 150% of such compensation and tier-four employees receive 100% of such compensation. For purposes of severance compensation calculations, Messrs. Warren, Ketcham, McManus, Youngblood and Reynolds are considered tier-one employees, and the remainder of the employees with whom the Company has entered into severance compensation agreements are considered tier-two, tier-three or tier-four employees. The agreements also provide (i) the continuance of certain insurance and other employee benefits for a period of twenty-four months following any such termination of employment and
(ii) that if the executive receives payments that would be subject to the tax imposed by Section 4999 of the Internal Revenue Code, the executive shall be entitled to receive an additional payment in an amount necessary to put the executive in the same after-tax position as if such tax had not been imposed. For purposes of the agreements, (i) the term "qualified termination" means a termination by the Company other than for cause, by the employee for good reason or by written agreement to such effect between the employee and the Company,
(ii) the term "cause" generally means failure to substantially perform duties, misconduct injurious to the Company or conviction of a felony, and (iii) the term "good reason" generally means a reduction in the position, duties, responsibilities, status or benefits of the employee's job. For purposes of tier-one, tier-two or tier-three employee agreements, the term "qualified termination" also includes any voluntary termination by the executive during the thirty-day period immediately following the first anniversary of a change in control.

                              PERFORMANCE GRAPH(1)

                 ENERGEN CORPORATION -- COMPARISON OF FIVE-YEAR
                         CUMULATIVE SHAREHOLDER RETURNS

                              'PERFORMANCE GRAPH'

NOTES TO PERFORMANCE GRAPH

(1) Total shareholder return includes reinvested dividends.
(2) The Peer Group 1 Index includes the companies listed below. Except as otherwise indicated by reference to specific years of inclusion, each company is included for each fiscal year. Changes reflect removal of a company's stock from public trading and additions to replace removed companies: AGL Resources, Inc., Atmos Energy Corporation, Bay State Gas Company (1996-1998), Cascade Natural Gas Corp., Colonial Gas Company (1996-1998), Connecticut Energy Corporation (1996-1999), Consolidated Natural Gas (1996-1999), CTG Resources Inc. (1996-1999), Eastern Enterprises (1996-2000), Enserch Corporation (1996), Equitable Resources, Inc., Indiana Energy, Inc. (1996-1999), K N Energy, Inc., Keyspan Energy Corp., Laclede Gas Company, MCN Energy Group (1996-2000), National Fuel Gas Corporation, New Jersey Resources Corp., NICOR Inc., NorAm Energy Corp. (1996), North Carolina Natural Gas (1996-1998), Northwest Natural Gas Company, NUI Corporation, ONEOK, Inc., Pacific Enterprises (1996), Pennsylvania Enterprises, Inc. (1996-1999), Peoples Energy Corporation, Piedmont Natural Gas Co., Inc., Providence Energy Corporation (1996-2000), Public Service of North Carolina (1996-1999), Questar Corporation, SEMCO Energy Inc., South Jersey Industries, Inc., Southern Union Company (1997-1999), Southwest Gas Corporation, Southwestern Energy Company, UGI Corporation, United Cities Gas Company (1996), WGL Holdings, Inc., Washington Energy Company (1996), WICOR, Inc. (1996-1999), and Yankee Energy System (1997-1999). The Peer Group 1 Index will be replaced with the Peer Group 2 Index for fiscal years ending after September 30, 2001.
(3) Peer Group 2 Index was added in fiscal 2001 and is the replacement Peer Group index. This index includes all companies remaining in the Peer Group 1 Index at the end of fiscal 2001 and, in addition, includes 11 new companies:
    Avista Corp, Cabot Oil & Gas Corp., Energy East Corporation, Madison Gas & Electric Co., MDU Resources Group Inc., Pure Resources Inc., Scana Corp, Teco Energy Inc., Vectren Corporation, Wisconsin Energy Corp, and XTO Energy Inc.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers, directors and persons who own more than 10% of the Company's Common Stock, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such executive officers, directors and 10% shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all such forms that they file.

     Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 2001 all Section 16(a) filing requirements applicable to its executive officers, directors and 10% shareholders were complied with in full.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP examined the financial statements of the Company for the fiscal year ended September 30, 2001, and the Board of Directors intends to continue the services of this firm for the fiscal year ending December 31, 2002. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

FEE DISCLOSURE

     AUDIT FEES. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended September 30, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $178,700.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services design and implementation for the year ended September 30, 2001 were $72,407.

     ALL OTHER FEES. The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than for services described above, for the year ended September 30, 2001 were approximately $311,336. These other services consisted of tax related services, tax compliance, tax research, review of the Securities and Exchange Commission registration statements, benefit plan audits and consultations on accounting and tax matters.

                              RECENT DEVELOPMENTS

     At a meeting of the Company's Board of Directors held on December 5, 2001, the Board of Directors of the Company approved a change in the Company's fiscal year from one ending on September 30 to one ending on December 31 commencing with the fiscal year ending December 31, 2002.

                             SHAREHOLDER PROPOSALS

     The Company's Board of Directors plans to change the date of the 2003 Annual Meeting by more than 30 days, to April 30, 2003. Therefore, proposals of shareholders intended for inclusion in next year's proxy statement must be received by the Company no later than November 17, 2002. In addition, if a shareholder fails to notify the Company on or before January 31, 2003 of a proposal which such shareholder intends to present at the Company's April 2003 Annual Meeting other than through inclusion of such proposal in the Company's proxy materials for the meeting, then, if such proposal is presented at the April 2003 Annual Meeting, management proxies may use their discretionary voting authority with respect to such proposal. Since the date of the 2003 Annual Meeting has changed by more than 30 days, the Company's Board of

Directors must impose "reasonable" deadlines, and has chosen to use the same time periods applicable to prior annual meetings.

                              GENERAL INFORMATION

     Shareholders of record at the close of business on December 7, 2001 are entitled to notice of and to vote upon all matters at the Annual Meeting. As of the close of business on December 7, 2001 there were outstanding 31,196,294 shares of Common Stock, each share of which is entitled to one vote on all matters to be considered at the Annual Meeting.

     Pursuant to Section 10-2B-2.25 of the Code of Alabama 1975, as amended, and the Company's bylaws, a majority of the Common Stock shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of the shareholders. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Section 10-2B-7.28 of the Code of Alabama 1975, as amended, requires that each of the nominees to be elected to the Board of Directors receive the affirmative vote of the majority of the votes cast by the holders of shares of Common Stock represented at the Annual Meeting as part of the quorum. In the case of the election of directors, the vote does not include shares which abstain from voting on a matter or which are not voted on such matter by a nominee because such nominee is not permitted to exercise discretionary voting authority and the nominee has not received voting instructions from the beneficial owner of such shares. Generally, brokers who act as nominees will be permitted to exercise discretionary voting authority where they have received no instructions in uncontested elections for directors where the brokers have complied with New York Stock Exchange Rule 451 concerning the delivery of proxy materials to beneficial owners of the Company's Common Stock held by such brokers. Abstentions and broker non-votes (except on matters for which brokers lack discretionary authority to vote under New York Stock Exchange Rules) will be counted towards the tabulations of votes cast on the other proposals presented to the shareholders and will have the same effect as negative votes.

     In case any person named herein for election as a director is not available when the election occurs, proxies in the accompanying form may be voted for a substitute as well as for the other persons named herein.

     So far as the Board of Directors of the Company now knows, no business other than that referred to above will be acted upon at the Annual Meeting. The persons named in the Board of Directors' proxy may vote upon all other matters presented for action at the Annual Meeting according to their best judgment if the Company did not have notice of such matters on or before November 5, 2001.

     The costs of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview or by telephone and telegraph. Brokerage houses and other custodians and fiduciaries will be requested to forward at the Company's expense soliciting materials to the beneficial owners of stock held of record by them. The Company has also engaged Georgeson & Co. of New York to assist in the solicitation of proxies of brokers and financial institutions and their nominees. This firm will be paid a fee of $7,500, plus out-of-pocket expenses.

                                          ENERGEN CORPORATION

                                          (/s/ Wm. Michael Warren, Jr.)
                                          Chairman of the Board

Birmingham, Alabama
December 27, 2001

                                 (ENERGEN LOGO)

                              ENERGEN CORPORATION

                     605 RICHARD ARRINGTON, JR. BLVD. NORTH
                         BIRMINGHAM, ALABAMA 35203-2707
                                 (205) 326-2700

                                                                     APPENDIX A

                               ENERGEN CORPORATION
                            1997 STOCK INCENTIVE PLAN
                     (As Amended Effective January 30, 2002)

      The purpose of this Plan is to provide a means whereby Energen Corporation may, through the use of stock and stock related compensation, attract and retain persons of ability as employees and motivate such employees to exert their best efforts on behalf of Energen Corporation and its subsidiaries.

      1. DEFINITIONS. As used in the Plan, the following terms have meanings indicated:

      "Award" means any grant or award under the Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock and/or Performance Shares granted under the Plan.

      "Award Period" means the 4-year period (Energen fiscal years) commencing with the first day of the fiscal year in which the applicable Performance Share Award is granted, except as otherwise determined by the Committee at the time of grant and subject to the other provisions of this Plan.

      "Board" means the Board of Directors of Energen.

      "Cause" means any of the following:

            (1) The willful and continued failure by a Participant to substantially perform such Participant's duties with Energen or a Subsidiary (other than any such failure resulting from such Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant specifically identifying the manner in which such Participant has not substantially performed such Participant's duties.

            (2) The engaging by a Participant in willful, reckless or grossly negligent misconduct which is demonstrably injurious to Energen or a Subsidiary monetarily or otherwise; or

            (3) The conviction of a Participant of a felony.

      "Change in Control" means: the occurrence of any one or more of the following:

            (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13(d)-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of Energen (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of Energen entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (1) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by Energen or any corporation controlled by Energen shall not constitute a Change in Control;

            (2) Individuals who, as of October 1, 1999, constitute the Board of Directors of Energen (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of Energen (the "Board of Directors"); provided, however that any individual becoming a director subsequent to such date whose election, or nomination for election by Energen's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

            (3) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets, of Energen (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Energen or all or substantially all of Energen's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of Energen or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination;

            (4) Any transaction or series of transactions which is expressly designated by resolution of the Board of Directors to constitute a Change in Control for purposes of this Agreement.


      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" means the Officers Review Committee of the Board or such other Committee of two or more directors as may be determined by the Board.

      "Energen" means Energen Corporation and any successor corporation by merger or other reorganization.

      "Employee" means any employee of one or more of Energen and the Subsidiaries.

      "Exchange Act" means the Securities Exchange Act of 1934.

      "Exercise Date" means the date on which a notice of option exercise is delivered to Energen pursuant to Section 6.2(c) or a notice of option cancellation is delivered to Energen pursuant to Section 6.2(i).

      "Expiration Date" means the last day on which an option issued under the Plan may be exercised, as such date may be extended pursuant to Section 6.2(a).

      "Fair Market Value" means, with respect to a share of Stock, the closing price of the Stock on the New York Stock Exchange (or such other exchange or system on which the Stock then trades or is quoted) or, if there is no trading of the Stock on the relevant date, then the closing price on the most recent trading date preceding the relevant date. With respect to other consideration, the term Fair Market Value means fair market value as may be reasonably determined by the Committee.

      "Incentive Stock Options" means options granted under the Plan to purchase Stock which at the time of grant qualify as "incentive stock options" within the meaning of Section 422 of the Code.

      "Independent Auditor" means the firm of certified public accountants which at the time of the Change in Control had been most recently engaged by Energen to render an opinion on Energen's consolidated financial statements, or any other firm of certified public accountants mutually agreeable to Energen and at least eighty percent of the Participants holding Awards outstanding as of the date of the Change in Control.

      "Interim Period" means a 1, 2 or 3 year period within a Performance Share Award Period for which the Committee determines that there shall be Interim Periods.

      "Measurement Value" means the average of the daily closing prices for a share of Stock for the 20 trading days ending on the fifth business day prior to the date of payment of Performance Shares for an Award Period or an Interim Period, as the case may be, on the Composite Tape for the New York Stock Exchange -- Listed Stocks, or, if the stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on which the stock is listed, or, if the stock is not listed on any such Exchange, the average of the daily closing bid quotations with respect to a share of the stock for such 20 trading days on the National Association of Securities Dealers, Inc., Automated Quotations System or any system then in use, or, if no such quotations are available, the fair market value of a share of Stock as determined by a majority of the Board of Directors; provided, however that if a Change in Control shall have occurred, then if no such quotations are available, such determination shall be made by a majority of the Incumbent Board (as defined in the Change in Control definition above).

      "Nonqualified Stock Options" means options granted under the Plan to purchase Stock which are not Incentive Stock Options.

      "Participant" means an Employee who is selected by the Committee to receive an Award.

      "Performance Measures" has the meaning set forth in Section 10.

      "Performance Share" means the value equivalent of one share of Stock.

      "Plan" means this Energen Corporation 1997 Stock Incentive Plan.

      "Restricted Stock" means Stock granted to a Participant under Section 7 of the Plan with respect to which the applicable Restrictions have not lapsed or been removed.

      "Restrictions" means the transfer and other restrictions set forth in
Section 7.2(a).

      "Stock" means the common stock, par value $.01 per share, of Energen as such stock may be reclassified, converted or exchanged by reorganization, merger or otherwise.

      "Subsidiary" means any corporation, the majority of the outstanding voting stock of which is owned, directly or indirectly by Energen Corporation.

      "Ten Percent Stockholder" means an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of Energen.


      2.    SHARE LIMITATIONS.

            2.1 SHARES SUBJECT TO THE PLAN. Subject to adjustment in accordance with Section 3, an aggregate of 2,800,000 shares of Stock are available for issuance under the Plan (reflects the original 650,000-share authorization adjusted for the 1998 stock split plus an additional 1,500,000 shares authorized at the January 2002 shareholder meeting). Shares of Stock allocable to an Award or portion of an Award that is canceled by forfeiture, expiration or for any other reason (excepting pursuant to a stock appreciation right election under Section 6.2(i)) shall again be available for additional Awards. If any option granted under the Plan shall be canceled as to any shares of Stock pursuant to Section 6.2(i) (stock appreciation rights), then such shares of Stock shall not be available for the grant of another Award.

            2.2 INDIVIDUAL LIMITATION. Subject to adjustment in accordance with Section 3, the maximum aggregate number of shares of Stock represented by all Awards granted to any one Participant during any one Energen fiscal year shall not exceed 200,000, calculated assuming maximum payout of the Awards and with each Performance Share representing one share of Stock.


      3. ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK. In the event of any change in the Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or rights offering to purchase Stock at a price substantially below fair market value, or of any similar change affecting the Stock, the number and kind of shares which thereafter may be available for issuance under the Plan, the terms of outstanding Awards shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent dilution or enlargement of the rights granted to, or available for, Participants in the Plan. If the adjustment would result in fractional shares with respect to an Award, then the Committee may make such further adjustment (including, without limitation, the use of consideration other than Stock or rounding to the nearest whole number of shares) as the Committee shall deem appropriate to avoid the issuance of fractional shares.


      4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. No member of the Committee shall be eligible to participate in the Plan while serving as a member of the Committee. Subject to the provisions of the Plan, the Committee shall have the exclusive authority to select the Employees who are to be Participants in the Plan, to determine the Award to be made to each Participant, and to determine the conditions subject to which Awards will become payable under the Plan. The Committee shall have full power to administer and interpret the Plan and to adopt such rules and regulations consistent with the terms of the Plan as the Committee deems necessary or advisable in order to carry out the provisions of the Plan. The Committee's interpretation and construction of the Plan and of any conditions applicable to Awards shall be conclusive and binding on all persons, including Energen and all Participants. Any action which can be taken, or authority which can be exercised, by the Committee with respect to the Plan, may also be taken or authorized by the Board.


      5. PARTICIPATION. Participants in the Plan shall be selected by the Committee from those Employees who, in the judgment of the Committee, have significantly contributed or can be expected to significantly contribute to Energen's success.


      6.    OPTIONS

      6.1 GRANT OF OPTIONS. Subject to the provisions of the Plan, the Committee may (a) determine and designate from time to time those Participants to whom options are to be granted and the number of shares of Stock to be optioned to each employee; (b) authorize the granting of Incentive Stock Options, Nonqualified Stock Options, or combination of Incentive Stock Options and Nonqualified Stock Options; (c) determine the number of shares subject to each option; (d) determine the time or times when each Option shall become exercisable and the duration of the exercise period; and (e) determine whether and, if applicable, the manner in which each option shall contain stock appreciation rights and/or dividend equivalents; provided, however, that (i) no Incentive Stock Option shall be granted after the expiration of ten years from the effective date of the Plan specified in Section 15 and (ii) the aggregate Fair Market Value (determined as of the date the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of Energen and its Subsidiaries) shall not exceed $100,000.

      6.2 TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Plan shall be evidenced by a written agreement. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

            (a) Option Period. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. The Committee may extend such period provided that, in the case of an Incentive

      Stock Option, such extensions shall not in any way disqualify the option as an Incentive Stock Option. In no case shall such period for an Incentive Stock Option, including any such extensions, exceed ten years from the date of grant, provided, however that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period, including extensions, shall not exceed five years from the date of grant.

            (b) Option Price. The option price per share shall be determined by the Committee at the time any option is granted, and shall be not less than (i) the Fair Market Value, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110 percent of the Fair Market Value, (but in no event less than the par value) of one share of Stock on the date the option is granted, as determined by the Committee.

            (c) Exercise of Option. No part of any option may be exercised until the optionee shall have remained in the employ of Energen or of a Subsidiary for such period, if any, as the Committee may specify in the option agreement, and the option agreement may provide for exercisability in installments. The Committee shall have full authority to accelerate for any reason it deems appropriate the vesting schedule of all or any part of any option issued under the Plan. Each option shall be exercisable in whole or part on such date or dates and during such period and for such number of shares as shall be set forth in the applicable option agreement. An optionee electing to exercise an option shall give written notice to Energen of such election and of the number of shares the optionee has elected to purchase and shall at the time of exercise tender the full purchase price of the shares the optionee has elected to purchase plus any required withholding taxes in accordance with Sections 6.2(d) and 9.

            (d) Payment of Purchase Price upon Exercise. The purchase price of the shares as to which an option shall be exercised shall be paid to Energen at the time of exercise (i) in cash, (ii) in Stock already owned by the optionee having a total Fair Market Value equal to the purchase price and not subject to any lien, encumbrance or restriction on transfer other than pursuant to federal or state securities laws, (iii) by election to have Energen withhold (from the Stock to be delivered to the optionee upon such exercise) shares of Stock having a Fair Market Value equal to the purchase price or (iv) by any combination of such consideration having a total Fair Market Value equal to the purchase price; provided that the use of consideration described in clauses (ii), (iii) and (iv) shall be subject to approval by the Committee. In addition the Committee in its discretion may accept such other consideration or combination of consideration as the Committee shall deem to be appropriate and to have a total Fair Market Value equal to the purchase price. In each case, Fair Market Value shall be determined as of the Exercise Date.

            (e) Exercise in the Event of Death or Termination of Employment. If an optionee's employment by Energen and all Subsidiaries shall terminate for Cause, then all options held by the terminated Employee shall immediately expire. If an optionee's employment by Energen and all Subsidiaries shall terminate because of the optionee's (i) death or (ii) disability or retirement in accordance with the terms of Energen's applicable tax-qualified disability or retirement plans, then all options held by the optionee shall be immediately and fully vested and may be exercised on or prior to the applicable Expiration Dates. If an optionee's employment by Energen and all Subsidiaries shall terminate for any reason other than those set forth in the preceding sentences, then all of the optionee's unvested options shall expire as of the termination date and all of the optionee's vested options shall expire ninety days following the date of termination of employment, provided that the Committee shall have the authority to extend such option expiration date up to the original Expiration Date. Without limiting the generality of Section 5(c), the Committee shall have full authority to accelerate the vesting schedule of all or any part of any option issued under the Plan and held by an employee who has terminated or plans to terminate his or her employment, such that a terminated employee, his heirs or personal representatives may exercise (at such time or times on or prior to the applicable Expiration Dates as may be specified by the Committee) any part or all of any unvested option under the Plan held by such employee at the date of his or her termination of employment. The foregoing notwithstanding, the Committee may at the time of grant provide for different or supplemental terms and conditions with respect to termination of employment and any such terms and conditions expressly provided in the written option agreement shall be controlling with respect to that option.

            (f) Nontransferability. Except as may otherwise be provided in this Section 5(f), no option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution and, during the lifetime of the optionee, an option shall be exercisable only by the optionee. The foregoing notwithstanding, the optionee may transfer Nonqualified Stock Options to (i) the optionee's spouse or natural, adopted or step-children or grandchildren (including the optionee, "Immediate Family Members"), (ii) a trust for the benefit of one or more of the Immediate Family Members, (iii) a family charitable trust established by one or more of the Immediate Family Members, or (iv) a partnership in which the only partners are (and, except as may be otherwise agreed by the Committee, will remain during the option period) one or more of the Immediate Family Members. Any options so transferred shall not be further transferable except in accordance with the terms of this Plan, shall remain subject to all terms and conditions of the Plan and the applicable option agreement, and may be exercised by the transferee only to the extent that the optionee would have been entitled to exercise the option had the option not been transferred.

            (g) Investment Representation. To the extent reasonably necessary to assure compliance with all applicable securities laws, upon demand by the Committee for such a representation, the optionee shall deliver to the Committee at the time of any exercise of an option or portion thereof or settlement of stock appreciation rights or dividend equivalents a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an option and prior to the expiration of the option period shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

            (h) Incentive Stock Options. Each option agreement which provides for the grant of an Incentive Stock Option to a participant shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as an "incentive stock option" within the meaning of Section 422 of the Code, or any amendment thereof or substitute therefor. Energen, in its discretion, may retain possession of any certificates for Stock delivered in connection with the exercise of an Incentive Stock Option or appropriately legend such certificates during the period that a disposition of such Stock would disqualify the exercised option from treatment as an incentive stock option under Section 422 of the Code (a "422 Option"). Subject to the other provisions of the Plan, Energen shall cooperate with the optionee should the optionee desire to make a disqualifying disposition. Any Incentive Stock Option which is disqualified from treatment as a 422 Option for whatever reason, shall automatically become a Nonqualified Stock Option. No party has any obligation or responsibility to maintain an Incentive Stock Option's status as a 422 Option. The optionee shall, however, immediately notify Energen of any disposition of Stock which would cause an Incentive Stock Option to be disqualified as a 422 Option.

            (i) Stock Appreciation Right. Each option agreement may provide that the optionee may from time to time elect, by written notice to Energen, to cancel all or any portion of the option then subject to exercise, in which event Energen's obligation in respect of such option shall be discharged by payment to the optionee of an amount in cash equal to the excess, if any, of the Fair Market Value as of the Exercise Date of the shares subject to the option or the portion thereof so canceled over the aggregate purchase price for such shares as set forth in the option agreement or, if mutually agreed by the Committee and the optionee, (i) the issuance or transfer to the optionee of shares of Stock with a Fair Market Value as of the Exercise Date equal to any such excess, or (ii) a combination of cash and shares of Stock with a combined value as of the Exercise Date equal to any such excess.

            (j) Dividend Equivalents. Each option agreement may provide that upon (i) exercise of all or part of an option, (ii) cancellation of all or part of such option pursuant to paragraph 5(i), or (iii) the occurrence of an Expiration Date, for no additional consideration, the optionee shall be paid an additional amount equal to the aggregate amount of cash dividends which would have been paid on the shares of Stock purchased upon such exercise or with respect to which such cancellation or expiration occurs, if such shares had been issued and outstanding during the period commencing with the option grant date and ending on the date of option exercise, cancellation or expiration, plus an amount equal to the interest that such dividends would have earned from the respective dividend payment dates if deposited in an account bearing interest, compounded quarterly on each April 1, July 1, October 1 and January 1, at a rate calculated as follows. For purposes of the preceding sentence, the assumed interest rate in effect for a calendar quarter shall be the announced prime rate of AmSouth Bank of Alabama (or such comparable rate of a comparable institution as the Committee may from time to time determine) in effect on the first day of such calendar quarter. Such additional amount shall be paid by cash, or if mutually agreed by the Committee and the optionee, by the issuance of Stock or a combination of cash and shares of Stock having an aggregate Fair Market Value as of the applicable Expiration or Exercise Date, equal to any such excess.

            (k) No Rights as Shareholder. No optionee shall have any rights as a shareholder with respect to any shares subject to the optionee's option prior to the date of issuance to the optionee of a certificate or certificates for such shares.

            (l) Delivery of Certificates. Subject to Section 6.2(h), as soon as reasonably practicable after receipt of an exercise notice and full payment, Energen shall deliver to the optionee, registered in the optionee's name, certificates for the appropriate number of shares of Stock.

      7.    RESTRICTED STOCK

      7.1 GRANT OF RESTRICTED STOCK. The Committee may make grants of Restricted Stock to Participants. Each restricted Stock Award shall be evidenced by a written agreement setting forth the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. Restricted Stock may be awarded by the Committee in its discretion with or without cash consideration.

      7.2   TERMS AND CONDITIONS OF RESTRICTED STOCK.

            (a) Restrictions. No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of (the "Restrictions") until the Restrictions on such shares have lapsed or been removed.

            (b) Lapse. The Committee shall establish as to each Award of Restricted Stock the terms and conditions upon which the Restrictions shall lapse, which terms and conditions may include, without limitation, a required period of service, Performance Measures, or any other individual or corporate performance conditions.

            (c) Termination of Employment. Exercise in the Event of Death or Termination of Employment. If a Participant's employment by Energen and all Subsidiaries shall terminate because of the Participant's (i) death or
      (ii) disability or retirement in accordance with the terms of Energen's applicable tax-qualified disability or retirement plans, then all restrictions on the Participant's outstanding Restricted Stock shall immediately lapse. Should a Participant's employment with Energen and all Subsidiaries terminate for any reason other than those set forth in the preceding sentence, any shares of the Participant's Stock which remain subject to Restrictions, shall be forfeited and returned to Energen. The foregoing notwithstanding, the Committee may at the time of grant provide for different or supplemental terms and conditions with respect to termination of employment and any such terms and conditions expressly provided in the written Restricted Stock agreement shall be controlling with respect to that grant of Restricted Stock.

            (d) Lapse at Discretion of Committee. The Committee may at any time, in its sole discretion, accelerate the time at which any or all Restrictions on a Restricted Stock Award will lapse or remove any and all such Restrictions; provided that the Committee may not accelerate the lapse of or remove Restrictions which require the attainment of a Performance Measure except as may be permitted by the performance-based exception to Section 162(m) of the Code.

            (e) Rights with respect to Restricted Stock. Upon the acceptance by a Participant of an award of Restricted Stock, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock may be held by Energen until the restrictions lapse and shall bear such restrictive legends as Energen shall deem appropriate.

            (f) No Section 83(b) Election. Unless otherwise expressly agreed in writing by Energen, a Participant shall not make an election under
      Section 83(b) of the Code with respect to a Restricted Stock Award and upon the making of any such election, all shares of Restricted Stock subject to the election shall be forfeited and returned to Energen.


      8.    PERFORMANCE SHARES

      8.1   GRANT OF PERFORMANCE SHARES

            (a) The Committee may from time to time select employees to receive Performance Shares under the Plan. An Employee may be granted more than one Performance Share Award under the Plan. In its discretion at the time of grant, the Committee may determine that an Interim Period or Interim Periods should be established for payment with respect to Performance Share Awards. Whenever Interim Periods are established, the terms and conditions with respect to payment after the end of such Interim Period shall be those set by the Committee.

            (b) A Performance Share Award shall not entitle a Participant to receive any dividends or dividend equivalents on Performance Shares; no Participant shall be entitled to exercise any voting or other rights of a stockholder with respect to any Performance Share Award under the Plan; and no Participant shall have any interest in or rights to receive any shares of Stock prior to the time when the committee determines the form of payment of Performance Shares pursuant to Section 8.2.

            (c) Payment of a Performance Share Award to any Participant shall be made in accordance with Section 8.2 and shall be subject to such conditions for payment as the Committee may prescribe at the time the Performance Share Award is made. The Committee may prescribe conditions such that payment of a Performance Share Award may be made with respect to a number of shares of Stock greater than the number of Performance Shares awarded. The Committee may prescribe different conditions for different Participants.

            (d) Each Performance Share Award shall be made in writing and shall set forth the terms and conditions set by the Committee for payment of such Performance Share Award.


      8.2   PAYMENT OF PERFORMANCE SHARE AWARDS

      Each Participant granted a Performance Share Award shall be entitled to payment on account thereof as of the close of the applicable Award Period, but only if the Committee has determined that the conditions for payment of the Award set by the Committee have been satisfied. Participants granted Awards with Interim Periods shall be entitled to partial payment on account thereof as of the close of the Interim Period, but only if the Committee has determined that the conditions for partial payment of the Award set by the Committee have been satisfied. Performance Shares paid to a Participant for an Interim Period need not be repaid to the Corporation, notwithstanding that, based on the conditions set for payment at the end of the Award Period, such

Participant would not have been entitled to payment of any portion of such Award. Any Performance Shares paid to a Participant for the Interim Period during an Award Period shall be deducted from the Performance Shares to which such Participant is entitled at the end of the Award Period.

      At the time it determines whether the conditions for payment have been satisfied, the Committee, in its discretion, shall determine whether the Awards will be paid all in cash, or in some combination of cash and shares of Stock, except and provided that the Committee must pay in cash an amount equal to the federal, state and other taxes which the Corporation is required to withhold, and further provided that payment in shares of Stock shall be subject to the aggregate share limitation set forth in Section 2. Payment of Awards shall be made by the Corporation as promptly as possible after the determination by the Committee that payment has been earned and upon a date fixed by the Committee to permit calculation of Measurement Value of the Common Stock. The portion of the Award paid in Stock shall be equal to the number of Performance Shares being paid in Stock, and the balance shall be an amount of cash equal to the Measurement Value of the remaining Performance Shares to be paid.


      8.3   TERMINATION OF EMPLOYMENT

      Except in the case of a Qualified Termination (as defined below) if, prior to the close of the Award Period with respect to a Performance Share Award, a Participant's employment with Energen and all Subsidiaries terminates, then any unpaid portion of such Participant's Performance Share Award shall be forfeited. In the case of a Qualified Termination (as defined below), the Participant shall remain entitled to payout of any outstanding Performance Share Awards (subject to the retirement reduction described below) at the end of the applicable Award Period in accordance with the terms of this Plan including without limitation applicable performance conditions.

      Qualified Termination. "Qualified Termination" means termination of a Participant's employment with Energen and all subsidiaries under any one of the following circumstances:

            (i) An involuntary termination by Energen and the Subsidiaries, as applicable, other than for Cause.

            (ii) Expressly agreed in writing by the Participant and Energen and/or a subsidiary to constitute a Qualified Termination for purposes of this Plan.

            (iii) A result of the Participant's death or disability.

            (iv) A result of Participant's retirement under the Energen Corporation Retirement Income Plan, as amended from time to time.

            (v) A voluntary termination by the Participant for Good Reason. The term "Good Reason" means with respect to an Award and a Participant, the occurrence subsequent to the grant of such Award of (A) a reduction in the Participant's aggregate rate of monthly base pay from Energen and the Subsidiaries, as applicable, or (B) the termination or materially adverse modification of the Energen Annual Incentive Compensation Plan without substitution of new short-term incentives providing comparable compensation opportunities for the Participant.

            (vi) A voluntary termination by the Participant during the period commencing with the earliest date that a Change in Control occurs and ending on the last day of the thirty-sixth calendar month following the calendar month during which such Change in Control occurs.

      Retirement. If the Participant's termination satisfies only that part of the Qualified Termination definition related to retirement (clause (v)), then this paragraph applies. If the Participant, having reached Retirement Date as defined under the Energen Corporation Retirement Income Plan, as amended from time to time, retires prior to the end of the first twelve months of an Award Period (the "Initial Fiscal Year"), the number of Performance Shares for such Award shall be reduced. The reduced Award shall equal the number of Performance Shares originally granted multiplied by a fraction the numerator of which is the number of Initial Fiscal Year months which occur prior to retirement and the denominator of which is 12. For example, if the original Award was for 1,000 Performance Shares and the Participant retired on January 1 of the Initial Fiscal Year, the size of the Award would be reduced by 75% to 250 Performance Shares, with the payment of such 250 Performance Shares remaining subject to the applicable Performance Conditions for the full Award Period and the remaining 750 Performance Shares being forfeited.


      8.4   CONSULTING, NON-COMPETE AND CONFIDENTIALITY

      A Participant's entitlement, if any, to payout of Performance Share Awards subsequent to termination of employment with Energen and all Subsidiaries shall continue so long as the Participant is in compliance with the following requirements. Failure to comply shall result in forfeiture of all then outstanding Performance Share Awards.

            (a) Consulting Services. For a period of three years following the termination of the Participant's employment ("Date of Termination"), Participant will fully assist and cooperate with Energen, the Subsidiaries and their representatives (including outside auditors, counsel and consultants) with respect to any matters with which the Participant was involved during the course of employment, including being available upon reasonable notice for interviews, consultation, and litigation preparation. Except as otherwise agreed by Participant, Participant's obligation under this Section 8(a) shall not exceed 80 hours during the first year and 20 hours during each of the following two years. Such services shall be provided upon request of Energen and the Subsidiaries but scheduled to accommodate Participant's reasonable scheduling requirements. Participant shall receive no additional fee for such services but shall be reimbursed all reasonable out-of-pocket expenses.

            (b) Non-Compete. For a period of twelve months following the Date of Termination, the Participant shall not Compete, (as defined below) or assist others in Competing with Energen and the Subsidiaries. For purposes of this Agreement, "Compete" means (i) solicit in competition with Alabama Gas Corporation ("Alagasco") any person or entity which was a customer of Alagasco at the Date of Termination; (ii) offer to acquire any local gas distribution system in the State of Alabama; or (iii) offer to acquire any coalbed methane interest in the State of Alabama. Employment by, or an investment of less than one percent of equity capital in, a person or entity which Competes with Energen or the Subsidiaries does not constitute Competition by Participant so long as Participant does not directly participate in, assist or advise with respect to such Competition.

            (c) Confidentiality. Participant agrees that at all times following the Date of Termination, Participant will not, without the prior written consent of Energen, disclose to any person, firm or corporation any confidential information of Energen or the Subsidiaries which is now known to Participant or which hereafter may become known to Participant as a result of Participant's employment, unless such disclosure is required under the terms of a valid and effective subpoena or order issued by a court or governmental body; provided, however, that the foregoing shall not apply to confidential information which becomes publicly disseminated by means other than a breach of this Agreement.


      8.5   NO ASSIGNMENT OF INTEREST

      The interest of any person in the Plan shall not be assignable, either by voluntary assignment or by operation of law, and any assignment of such interest, whether voluntary or by operation of law, shall render the Award void. Amounts payable under the Plan shall be transferable only by will or by the laws of descent and distribution.


      9. WITHHOLDING. Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to Energen and Subsidiaries, or make arrangements satisfactory to the Committee, in its sole discretion, regarding payment of, any Federal, FICA, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of Energen under the Plan shall be conditional on such payment or arrangements. Energen and, where applicable, its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes owed hereunder by a Participant from any payment of any kind otherwise due to said Participant. The Committee may permit Participants to elect to satisfy their Federal, and where applicable, FICA, state and local tax withholding obligations with respect to all Awards by the reduction, in an amount necessary to pay all said withholding tax obligations, of the number of shares of Stock or amount of cash otherwise issuable or payable to said Participants in respect of an Award.


      10. PERFORMANCE MEASURES. At its discretion, the Committee may make the Awards subject to the attainment of one or more Performance Measures designed to qualify for the performance-based exceptions from Section 162(m) of the Code.

Unless and until Energen's shareholders approve a change in the Performance Measures set forth in this Section 10, the Performance Measures to be used for purposes of such Awards shall be chosen from among the following alternatives, as measured with respect to Energen and/or any one or more of the Subsidiaries, with or without comparison to a peer group:

            (a)   return on shareholder's equity;

            (b)   return on assets;

            (c)   net income;

            (d)   earnings per common share;

            (e)   total shareholder return;

            (f)   oil and/or gas reserve additions;

            (g)   utility customer number, volume and/or revenue growth; and

            (h) such other criteria as may be established by the Committee in writing and which meets the requirements of the performance-based exception to Section 162(m) of the Code.

In the event that the performance-based exception to Section 162(m) or its successor is amended such that the performance-based exception permits the employer to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have discretion to make such changes without obtaining shareholder approval


      11. NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any Award granted under the Plan shall not confer upon any Participant any right with respect to continuance of employment by Energen or any Subsidiary or any right to further Awards under the Plan, nor shall they interfere in any way with the right of Energen or any Subsidiary by which a Participant is employed to terminate the Participant's employment at any time.


      12. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and fulfillment of Awards thereunder, and the obligations of Energen to sell, issue, release and/or deliver shares of Stock shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Energen shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which Energen shall, in its sole discretion, determine to be necessary or advisable.

      13.   CHANGE IN CONTROL.

            13.1 OPTIONS, RESTRICTED STOCK. Except as may be otherwise expressly provided in the applicable Award agreement, upon the occurrence of a Change in Control all outstanding Incentive Stock Options and Nonqualified Stock Options shall be immediately and fully vested and exercisable and all restrictions on all outstanding Restricted Stock shall immediately lapse. Except as may be otherwise expressly provided in the applicable Award Agreement, if a Participant's employment by Energen and all subsidiaries is terminated during a Pre-Closing Period (defined below)
      (i) involuntarily by Energen other than for Cause, or (ii) voluntarily by the Participant for Good Reason (defined below), then all of the Participant's outstanding Incentive Stock Options and Nonqualified Stock Options shall be immediately and fully vested and exercisable and all restrictions on all of the Participant's outstanding Restricted Stock shall immediately lapse. A "Pre-Closing Period" commences upon Energen shareholder approval of a transaction which upon consummation will constitute a Change in Control and ends upon the first to occur of (i) the closing of such transaction or (ii) a determination by the Board that such Change in Control will not be consummated. "Good Reason" means with respect to a Participant (i) a reduction in Participant's aggregate rate of monthly base pay from Energen and all subsidiaries or (ii) the termination or materially adverse modification of the Energen Annual Incentive Compensation Plan without substitution of new short-term incentives providing comparable compensation for the Participant.

            13.2  PERFORMANCE SHARES.

                  (a) Acceleration Event. For purposes of this Section 13.2, "Acceleration Event" means the occurrence of a Change in Control unless following such Change in Control at least a majority of the members of the Board of Directors of the corporation resulting from such Change in Control were members of the Incumbent Board (as defined in the Section 1 definition of Change in Control) at the time of the execution of the initial agreement, or of the action of the Board providing for such Change in Control.

                  (b) Payment Acceleration. If an Acceleration Event occurs, all outstanding Performance Share Awards shall be valued as soon after the date of such Acceleration Event as practicable. Valuation of the Performance Share awards shall be based on satisfaction of the applicable performance conditions measured as if all Award Periods had ended at the close of Energen's last whole fiscal year prior to the date of the Acceleration Event, provided that for purposes of any performance conditions involving the price of the Common Stock or payment of dividends, stock shall be priced equal to its Measurement Value based on the twenty trading days immediately preceding the date of such Acceleration Event and the period for dividend measurement shall extend to and include the day immediately prior to the date of the Acceleration Event. As soon as practicable following the completion of such valuation, all outstanding Performance Share Awards shall be paid based on such valuation.

                  (c) Independent Auditor. Following an Acceleration Event, all calculations with respect to performance measurement and Award payment shall be made by the Independent Auditor at the expense of Energen. The Independent Auditor shall resolve any procedural ambiguities discovered in making such calculations using its own judgment and discretion in light of the purposes of the Plan and past practices in calculating Performance Share Award payments.

            13.3 PAYMENT OF PROFESSIONAL FEES AND EXPENSES. If a Change in Control occurs, Energen shall pay promptly as incurred all legal, accounting and other professional fees and expenses (collectively, "Professional Fees") which a Participant may reasonably incur as a result of any contest (regardless of the outcome thereof) by Energen, Participant or others of the validity or enforceability of, or liability under, any provision of the Plan (including as a result of any contest by Executive about the amount of any payment pursuant to the Plan), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code. In addition Energen shall promptly pay to Participant an additional amount (the "Tax Reimbursement Payment") such that the net amount retained by the Participant with respect to all payments made under this paragraph 4 after deduction of Taxes, shall be equal to the amount of the Professional Fees reimbursement plus applicable interest. For purposes of this Section 13.3 "Taxes" means all federal, state and local, employment and income taxes payable or withheld with respect to Professional Fees reimbursement payments (excluding interest) and Tax Reimbursement payments. The Independent Auditor, at Energen's expense, shall make all calculations with respect to the Tax Reimbursement Payment and in making such calculations shall assume that Participant is subject to the highest marginal tax rates.


      14. AMENDMENT AND DISCONTINUANCE. The Board of Directors of Energen may from time to time amend, suspend or discontinue the Plan. Without the written consent of a Participant, no amendment or suspension of the Plan shall alter or impair any Award previously granted to a Participant under the Plan.


      15. EFFECTIVE DATE OF THE PLAN. The effective date of the Plan shall be November 25, 1997, the date of its adoption by the Board, subject to approval by shareholders of Energen holding not less than a majority of the shares present and voting at its January 1998 Annual Meeting. Awards may be granted under the Plan by the Committee as provided herein prior but subject to such subsequent shareholder approval of the Plan.


      16. NAME. The Plan shall be known as the "Energen Corporation 1997 Stock Incentive Plan."


      17. 1997 DEFERRED COMPENSATION PLAN. If and to the extent permitted under the Energen Corporation 1997 Deferred Compensation Plan (the "Deferred Compensation Plan"), a Participant may elect, pursuant to the Deferred Compensation Plan, to defer receipt of part or all of any shares of Stock or other consideration deliverable under an Award and upon such deferral shall have no further right with respect to such deferred Award other than as provided under the Deferred Compensation

Plan. In the event of such a deferral election, certificates for such shares of Stock as would have otherwise been issued under the Plan but for the deferral election, may at the discretion of Energen be delivered to the Trustee under the Deferred Compensation Plan and registered in the name of the Trustee or such other person as the Trustee may direct. Regardless of whether such deferred shares of Stock are issued to the Trustee, they shall constitute "issued" shares for purposes of the Plan's maximum number of shares limitation set forth in
Section 2.



--------------------------------------------------------------------------------
      As approved by the Energen Corporation Board of Directors on November 25, 1997, and shareholders on January 28, 1998; amended by the Board on October 27,1999 (effective as of October 1,1999), October 25, 2000 and October 24, 2001 (effective as of October 1, 2001); and amended by the Board on October 24, 2001 and shareholders on January 30, 2002.


                                         Assistant Secretary

                                                                     APPENDIX B


                               ENERGEN CORPORATION
                       ANNUAL INCENTIVE COMPENSATION PLAN
                                (January 1, 2002)


1.    PURPOSE.

The purposes of the Plan are to enable the Company and its subsidiaries to attract, retain, motivate and reward qualified executive officers and key employees by providing them with the opportunity to earn incentive compensation linked to the Company's performance. The Plan contains provisions intended to allow such incentives to be structured in a manner that qualifies for the performance-based exception to Section 162(m) of the Internal Revenue Code.


2.    DEFINITIONS.

Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably and that each comprehends the others.

      (a)   "Board" shall mean the Board of Directors of the Company.

      (b) "Committee" shall mean the Officers Review Committee of the Board (or such other committee of the Board that the Board shall designate from time to time) or any subcommittee thereof comprised of two or more directors each of whom is an "outside director" within the meaning of Section 162(m).

      (c)   "Company" shall mean Energen Corporation.

      (d) "Covered Employee" shall mean (i) the Company's Chief Executive Officer and (ii), subject to change from time to time at the discretion of the Committee, the Company's Chief Financial Officer, the Company's General Counsel, the Chief Operating Officer of Alabama Gas Corporation, and the Chief Operating Officer of Energen Resources Corporation.

      (e) "Participant" shall mean those executive officers and key employees of the Company or a Subsidiary designated by the Committee as participants under the Plan.

      (f) "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Section 162(m).

      (g) "Plan" shall mean the Energen Corporation Annual Incentive Compensation Plan, as set forth herein and as it may be amended from time to time.

      (h) "Plan Year" shall mean the fiscal year of the Company or such other period as may be determined by the Committee.

      (i) "Section 162(m)" shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

      (j) "Subsidiary" shall mean and include any corporation which is included in the affiliated group of the Company, as such term is defined in
Section 1504 of the Code, without regard to Section 1504(b), provided, however, that a corporation which itself has capital stock which is publicly held shall not be considered a "Subsidiary."


3.    ADMINISTRATION.

The Committee shall administer and interpret the Plan. Any determination made by the Committee under the Plan shall be final and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.


4.    TERMS AND CONDITIONS OF INCENTIVES.

4.1 ESTABLISHMENT OF PERFORMANCE OBJECTIVES AND INCENTIVE OPPORTUNITY. Within 90 days of the commencement of each Plan Year (or such later time as may be permitted for performance-based compensation under Section 162(m)), the Committee shall establish written performance objectives and a cash incentive opportunity for each Participant chosen to receive an incentive for such Plan Year. At the time of setting the performance objectives, the Committee shall specify the formula to be used in calculating each of the criteria on which an incentive is based and their relative weights. The incentive opportunity shall be expressed as an amount of cash or percentage of salary. The Committee may also specify a minimum acceptable level of achievement of the relevant performance objectives, as well as one or more additional levels of achievement, and a formula to determine the percentage of the incentive opportunity earned by the employee upon attainment of each such level of achievement. The performance objectives and incentive opportunity relating to any particular incentive need not be the same as those relating to any other incentive, whether made at the same or a different time. The Committee may delegate to the Chief Executive Officer of the Company the establishment and measurement of such performance objectives for Participants who are not Covered Employees.


4.2 PERFORMANCE OBJECTIVE CRITERIA. The performance objectives for Participants who are Covered Employees shall be based on one or more of the following criteria as measured with respect to the Company and/or one or more of the Subsidiaries (the "Section 162(m) Criteria"):

      -     Earnings per share
      -     Net income
      -     Operating income
      -     Return on equity, capital or assets
      -     Cash flow
      -     Oil and/or gas production or reserve additions
      -     Utility revenue, throughput, or customer growth

The performance objectives for Participants who are not Covered Employees may be based on Section 162(m) Criteria or on criteria different from or supplemental to the Section 162(m) Criteria.

4.3 EARNING OF INCENTIVE, INDIVIDUAL MAXIMUM. Promptly after the date on which the necessary information for a particular Plan Year becomes available, the Committee shall determine, and certify in writing, the extent to which the incentive opportunity for such Plan Year has been earned through the achievement of the relevant performance objectives, by each Participant who was granted an incentive for such Plan Year. Notwithstanding the terms of any incentive, the maximum incentive under this Plan to any individual for any one Plan Year shall not exceed $1 million.

4.4 PAYMENT OF INCENTIVES. Promptly after the Committee has certified in writing that an incentive has been earned, such incentive shall be paid in cash in a lump sum, provided, that any amounts, the payment of which has been deferred under the Energen Corporation 1997 Deferred Compensation Plan or any successor plan, shall be credited to the Participant's account in accordance with the terms of that plan.

4.5 DEATH, DISABILITY, RETIREMENT, TERMINATION OF EMPLOYMENT. If prior to the last day of a Plan Year for which an incentive is payable, a Participant's employment terminates as a result of the Participant's death, disability, or retirement under the terms of any retirement plan maintained by the Company or a Subsidiary such Participant shall receive an incentive equal to the amount the Participant would have received as an incentive if such Participant had remained an employee through the end of the Plan Year multiplied by a fraction, the numerator of which is the number of days that elapsed during the Plan Year in which the termination occurs prior to and including the date of the Participant's termination of employment and the denominator of which is the number of days in the full Plan Year (a "pro rata incentive"). If a Participant's employment terminates for any other reason during a Plan Year, then no incentive shall be payable to the Participant for such Plan Year, provided, that at its discretion, the Committee may determine to pay such Participant up to a pro rata incentive.


5.    GENERAL PROVISIONS.

5.1 EFFECTIVENESS OF THE PLAN. Subject to the approval by the holders of the Common Stock at the 2002 Annual Meeting of Stockholders, the Plan shall be effective with respect to Plan Years beginning on or after January 1, 2002.

5.2 AMENDMENT AND TERMINATION. The Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however, that no such amendment, suspension, discontinuance or termination shall adversely affect the rights of any Participant in respect of any Plan Year which has already commenced and no such action shall be effective without approval by the stockholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as performance-based compensation under Section 162(m).

5.3 NO RIGHT OF CONTINUED EMPLOYMENT. Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its subsidiaries.

5.4 NO LIMITATION TO CORPORATION ACTION. Nothing in this Plan shall preclude the Committee or the Board, as each or either shall deem necessary or appropriate, from authorizing the payment of compensation outside the parameters of the Plan, including, without limitation, base salaries, incentives under any other plan of the Company and/or its Subsidiaries (whether or not approved by stockholders), any other incentives (whether or not based on the attainment of performance objectives) and retention or other special payments.

5.5 NONALIENATION OF BENEFITS. Except as expressly provided herein, no Participant shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan except by will or the laws of descent and distribution.

5.6 WITHHOLDING. Any amount payable to a Participant under this Plan shall be subject to any applicable Federal, state and local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

5.7 SEVERABILITY. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

5.8 GOVERNING LAW. The Plan shall be construed in accordance with and governed by the laws of the State of Alabama, without reference to the principles of conflict of laws.

5.9 HEADINGS. Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.

                          PROXY -- ENERGEN CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 30, 2002

      SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENERGEN CORPORATION


     The undersigned, revoking all proxies heretofore given with respect to the shares represented hereby, hereby appoints WM. MICHAEL WARREN, JR. and DUDLEY C. REYNOLDS, or either of them acting in the absence of the other, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Shareholders of Energen Corporation (the "Company"), to be held on January 30, 2002 at 9:30 a.m., Central Standard Time, at the principal office of the Company in Birmingham, Alabama, and at any adjournments thereof (the "Annual Meeting"), respecting the shares of Common Stock which the undersigned would be entitled to vote if then personally present, as follows:

                                SEE REVERSE SIDE
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE




     This proxy should be mailed in the enclosed addressed envelope (no postage required if mailed in the United States). To assure the necessary representation at the Annual Meeting, please date and sign this proxy and mail it to the Company promptly. Please mail your proxy to the Company even though you plan to attend the Annual Meeting. If you vote in person at the Annual Meeting, your Proxy will not be used.

              DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN

     Energen Corporation offers shareholders and other investors the opportunity to purchase Energen common stock directly, without incurring fees and commissions. This plan is offered through a prospectus available from the Plan Administrator, EquiServe Trust Company, N.A., by calling 1-800-946-4316 or 1-800-654-3206. Enrollment material also is available on the World Wide Web at http://www.equiserve.com.

                     SHAREHOLDER ASSISTANCE: 1-888-764-5603

     This automated voice response system is available 24 hours a day, seven days a week for the convenience of Energen Corporation shareholders. Customer service representatives are available from 8:30 a.m. to 7:00 p.m. Eastern time, Monday through Friday, to assist shareholders with account balances, dividend information, transfer instructions, and sale or certificate information.

                               ENERGEN ON THE WEB

     Interested parties with Internet access may review Energen corporate information, including news releases and annual reports, on Energen's home page at www.energen.com.

[X] Please mark your
    votes as in this
    example.

------------------------------------------------------------------------------------------------------------------------------------
Nominees for three-year                            FOR      WITHHELD  FOR ALL
term ending 2005:                                  ALL      FOR ALL   NOMINEES
  01. J. Mason Davis, Jr.                        NOMINEES   NOMINEES  (except
  02. James S.M. French                                                as
  03. Wallace L. Luthy                                                 noted
                                                                       below)                               FOR    AGAINST   ABSTAIN
                           1. Election of          [ ]         [ ]      [ ]      2. Amendments to Energen   [ ]      [ ]       [ ]
                              Directors.                                            Corporation 1997 Stock
(To withhold authority to vote for any Individual nominees, write that              Incentive Plan.
 nominee's name in the space provided below.)
                                                                                 3. Approval of Energen     [ ]      [ ]       [ ]
----------------------------------------------------------------------              Corporation Annual
                                                                                    Incentive Compensation
                                                                                    Plan.

                                                                                 4. In their discretion, to
                                                                                    vote upon such other
                                                                                    matters as may come before
                                                                                    the Annual Meeting.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  All as such items or proposals are more fully set
                                                                                  forth in the Company's Proxy Statement with
                                                                                  respect to the Annual Meeting received by the
                                                                                  undersigned. (THIS PROXY WILL BE VOTED IN
                                                                                  ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE.
                                                                                  IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY
                                                                                  WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES
                                                                                  AND FOR PROPOSALS 2 AND 3.)

                                                                                  -------------------------------------------------

                                                                                  -------------------------------------------------
                                                                                  SIGNATURE(S)                          DATE
-----------------------------------------------------------------------------------------------------------------------------------
                                                      FOLD AND DETACH HERE






                                (ENERGEN LOGO)

                         ANNUAL MEETING OF SHAREHOLDERS
                 WEDNESDAY, JANUARY 30, 2002, AT 9:30 A.M. CST

                        ENERGEN CORPORATION HEADQUARTERS
                       605 RICHARD ARRINGTON, JR. BLVD N
                              BIRMINGHAM, ALABAMA